UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐ Preliminary Proxy Statement
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☑  Definitive Proxy Statement
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ATLAS FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATLAS FINANCIAL HOLDINGS, INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on May 30th, 2013
AND
Proxy Statement
Dated April 19th, 2013

ATLAS FINANCIAL HOLDINGS, INC.
150 Northwest Point Boulevard
Elk Grove Village, Illinois
60007 USA
NOTICE OF ANNUAL AND GENERAL MEETING OF SHAREHOLDERS
TAKE NOTICE THAT an annual and general meeting of shareholders (the “Meeting”) of Atlas Financial Holdings, Inc. (the “Corporation”) will be held at the Corporation's headquarters at 150 Northwest Point Boulevard, Elk Grove Village, IL 60007 on May 30th, 2013 at 10:00 a.m. (central time) for the following purposes:

(i)
to elect the directors of the Corporation to serve until the next annual meeting of shareholders, as more fully described in the proxy statement dated April 19th, 2013 (the “Proxy Statement”), a copy of which accompanies this notice;

(ii)
to consider and, if deemed appropriate, to pass, with or without variation, a resolution approving the appointment of Johnson Lambert & Co. LLP as the auditor of the Corporation for the fiscal year ending December 31, 2013;

(iii)
to consider and, if deemed appropriate, to pass, with or without variation, a resolution approving the continued use of the stock option plan of the Corporation (the “Stock Option Plan”), as more fully described in the Proxy Statement;

(iv)
to consider and, if deemed appropriate, to pass, with or without variation, a resolution approving the equity incentive compensation plan of the Corporation (the “Equity Incentive Plan”), effective upon and subject to obtaining requisite regulatory approvals as may be required, as more fully described in the Proxy Statement;

(v)
to consider and, if deemed appropriate, to pass an advisory, non-binding resolution with respect to the Corporation's approach to executive compensation, as more fully described in the Proxy Statement;

(vi)	to consider and, if deemed appropriate, to pass an advisory, non-binding proposal with respect to the frequency that shareholders will vote on the executive compensation of the Corporation; and

(vii)	to transact such other business as may be properly brought before the Meeting.

Note: If the proposed Equity Incentive Plan is approved at the Meeting and requisite regulatory approvals are obtained as may be required, the Equity Incentive Plan will become effective upon obtaining all such approvals, and thereafter the Corporation will cease to grant new stock options under the existing Stock Option Plan. Outstanding stock options issued pursuant to the Stock Option Plan will continue to be governed by the terms of the Stock Option Plan. The aggregate maximum number of ordinary voting common shares of the Corporation (the “Ordinary Shares”) reserved for issuance under the Stock Option Plan, the Equity Incentive Plan, if approved, and all of the Corporation's security based compensation arrangements at any given time will remain equal to 10% of the issued and outstanding Ordinary Shares at the time of grant of such securities.
The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this notice of annual meeting.
Only holders of record of Ordinary Shares and restricted voting common shares as of the close of business on April 26, 2013, the record date, are entitled to receive notice of, attend and vote at the Meeting.
SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE ENCOURAGED TO RETURN THEIR PROXY AS SOON AS POSSIBLE. A PRE-ADDRESSED ENVELOPE IS PROVIDED. AS AN ALTERNATIVE, SHAREHOLDERS MAY CHOOSE TO VOTE BY INTERNET AS PROVIDED FOR ON THE PROXY.
Proxies to be used at the Meeting must be deposited with Equity Financial Trust Company, Proxy Department, 200 University Avenue, Suite 400, Toronto, Ontario, Canada, M5H 4H1, before 10:00 a.m. (central time) on May 28th, 2013, or if the Meeting is adjourned, no later than 10:00 a.m. (central time) on the second business day preceding the day to which the Meeting is adjourned. Late proxies may be accepted or rejected by the chairman of the Meeting in his discretion and the chairman is under no obligation to accept or reject any particular late proxy. The chairman of the Meeting may waive or extend the proxy cut-off without notice.
DATED at Elk Grove Village, IL this 19th day of April, 2013.
The contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of Directors.
By order of the Board of Directors

“Gordon Pratt”
Gordon Pratt Chairman of the Board

ATLAS FINANCIAL HOLDINGS, INC.
PROXY STATEMENT
SOLICITATION OF PROXIES
This proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by management of Atlas Financial Holdings, Inc. (the “Corporation” or “Atlas”) for use at the annual general meeting (the “Meeting”) of the holders (“Shareholders”) of ordinary voting common shares (“Ordinary Shares”) and restricted voting common shares (“Restricted Voting Shares” and, together with Ordinary Shares, “Voting Shares”) in the capital of the Corporation. The Meeting will be held on May 30th, 2013 at 10:00 a.m. (central time) at the Corporation's headquarters at 150 Northwest Point Boulevard, Elk Grove Village, IL 60007 or at such other time or place to which the Meeting may be adjourned, for the purposes set forth in the notice of annual meeting accompanying this Proxy Statement (the “Notice of Meeting”).
Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, facsimile or other means of electronic communication. In accordance with National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the non-objecting beneficial owners of Voting Shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation. The Corporation does not intend to pay for intermediaries to forward to objecting beneficial owners the solicitation materials. Accordingly, objecting beneficial owners will not receive the solicitation materials unless the objecting beneficial owners' intermediaries assume the cost of delivery.
These securityholder materials are being sent to both registered and non-registered owners of Voting Shares. If you are a non-registered owner, and the Corporation or its agent has sent these materials directly to you, your name and address and information about your holdings or securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding Voting Shares on the Corporation's behalf.
Accompanying this Proxy Statement is a form of proxy for use at the Meeting (“Instrument of Proxy," or "Proxy"). Each Shareholder who is entitled to attend is encouraged to participate in the Meeting and Shareholders are urged to vote on matters to be considered in person or by proxy.
Unless otherwise stated, the information contained in this Proxy Statement is given as of April 19th, 2013 (the “Reference Date”).
All time references in this Proxy Statement are in Central Daylight Time, referred to as “central time”. Unless otherwise noted, all of the dollar amounts in this Proxy Statement are expressed in US dollars. All references to "Atlas", the "Corporation", "we", "us", or "our" refer to Atlas Financial Holdings, Inc.
APPOINTMENT AND REVOCATION OF PROXIES
Appointment of a Proxy
Those Shareholders who wish to be represented at the Meeting by proxy must complete and deliver a proper Proxy to Equity Financial Trust Company (the “Transfer Agent”) either in person, or by mail or courier to 200 University Avenue, Suite 400, Toronto, Ontario, Canada, M5H 4H1.
The persons named as proxyholders in the Instrument of Proxy accompanying this Proxy Statement are directors or officers of the Corporation and are representatives of the Corporation's management for the Meeting. A Shareholder who wishes to appoint some other person (who need not be a Shareholder) as his or her representative at the Meeting may do so by either: (i) crossing out the names of the management nominees AND legibly printing the other person's name in the blank space provided in the accompanying Instrument of Proxy; or (ii) completing another valid form of proxy. In either case, the completed form of proxy must be delivered to the Transfer Agent, at the place and within the time specified herein for the deposit of proxies. A Shareholder who appoints a proxy who is someone other than the management representatives named in the Instrument of Proxy should notify the nominee of the appointment, obtain the nominee's consent to act as proxy, and provide instructions on how its Voting Shares are to be voted. The nominee should bring personal identification to the Meeting. In any case, the form of proxy should be dated and executed by the Shareholder or an attorney authorized in writing, with proof of such authorization attached (where an attorney executed the proxy form).
In order to validly appoint a proxy, Instruments of Proxy must be received by the Transfer Agent by 10:00am (Central Time) on May 28, 2013 or at least 48 hours, excluding Saturdays, Sundays and holidays, prior to the Meeting or any adjournment or postponement thereof. After such time, the chairman of the Meeting may accept or reject a form of proxy delivered to him in his discretion but is under no obligation to accept or reject any particular late form of proxy. The chairman of the Meeting may waive or extend the proxy cut-off without notice.
Revoking a Proxy
A Shareholder who has validly given a proxy may revoke it for any matter upon which a vote has not already been cast by the proxyholder appointed therein. In addition to revocation in any other manner permitted by law, a proxy may be revoked with an instrument in writing signed and delivered to either the registered office of the Corporation or the Transfer Agent, 200 University Avenue, Suite 400, Toronto, Ontario, Canada, M5H 4H1, at any time up to and including the last business day preceding the date of the Meeting, or any postponement or adjournment thereof at which the proxy is to be used, or deposited with the chairman of the Meeting on the day of the Meeting, or any postponement or adjournment thereof. The document used to revoke a proxy must be in writing and completed and signed by the Shareholder or his or her attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized.
As well, a Shareholder who has given a proxy may attend the Meeting in person (or where the Shareholder is a corporation, its authorized representative may attend), revoke the proxy (by indicating such intention to the chairman of the Meeting before the proxy is exercised) and vote in person (or withhold from voting).
Signature on Proxies
The Instrument of Proxy must be executed by the Shareholder or his or her duly appointed attorney authorized in writing or, if the Shareholder is a corporation, by a duly authorized officer whose title must be indicated. An Instrument of Proxy signed by a person acting as attorney or in some other representative capacity should indicate that person's capacity (following his or her signature) and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has been previously filed with the Corporation).
Voting of Proxies
Each Shareholder may instruct his or her proxy how to vote his or her Voting Shares by completing the blanks on the Instrument of Proxy.
Voting Shares represented by the enclosed Instrument of Proxy will be voted or withheld from voting on any motion, by ballot or otherwise, in accordance with any indicated instructions. In the absence of such direction, such Voting Shares will be voted IN FAVOR OF PASSING THE RESOLUTIONS DESCRIBED IN THE INSTRUMENT OF PROXY AND HEREIN. If any amendment or variation to the matters identified in the Notice of Meeting is proposed at the Meeting or any adjournment or postponement thereof, or if any other matters properly come before the Meeting or any adjournment or postponement thereof, the accompanying Instrument of Proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the appointed proxyholder. Unless otherwise stated, Voting Shares represented by a valid Instrument of Proxy will be voted in favor of the election of nominees set forth in this Proxy Statement except where a vacancy among such nominees occurs prior to the Meeting, in which case, such Voting Shares may be voted in favour of the election of another nominee in the proxyholder's discretion. As at the Reference Date, management of the Corporation knows of no such amendments or variations or other matters to come before the Meeting.
Advice to Beneficial Shareholders
The information set forth in this section is of importance to many Shareholders, as a substantial number of Shareholders do not hold Voting Shares in their own name. Shareholders who hold their Voting Shares through their brokers, intermediaries, trustees or other persons, or who otherwise do not hold their Voting Shares in their own name (referred to in this Proxy Statement as “Beneficial Shareholders”) should note that only proxies deposited by Shareholders who are registered Shareholders (that is, Shareholders whose names appear on the records maintained by the registrar and Transfer Agent for the Voting Shares as registered holders of Voting Shares) will be recognized and acted upon at the Meeting. If Voting Shares are listed in an account statement provided to a Beneficial Shareholder by a broker, those Voting Shares will, in all likelihood, not be registered in the Shareholder's name. Such Voting Shares will more likely be registered under the name of the Shareholder's broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms) and in the United States, in the name of Cede & Co. as nominee for the Depository Trust Company (which acts as depositary for many US brokerage firms and custodian banks). Voting Shares held by brokers (or their agents or nominees) on behalf of a broker's client can only be voted at the direction of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker's clients. Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting.
Existing regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of Shareholders' meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Voting Shares are voted at the Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the Instrument of Proxy provided directly to registered Shareholders by the Corporation. However, its purpose is limited to instructing the registered Shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The vast majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“BFS”) in Canada. BFS typically prepares a machine-readable voting instruction form, mails those forms to Beneficial Shareholders and asks Beneficial Shareholders to return the forms to BFS, or otherwise communicate voting instructions to BFS (by way of the Internet or telephone, for example). BFS then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Shareholder who receives a BFS voting instruction form cannot use that form to vote Voting Shares directly at the Meeting. The voting instruction forms must be returned to BFS (or instructions respecting the voting of Voting Shares must otherwise be communicated to BFS) well in advance of the Meeting in order to have Voting Shares voted. If you have any questions respecting the voting of Voting Shares held through a broker or other intermediary, please contact that broker or other intermediary for assistance.
Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Voting Shares registered in the name of its broker, CDS & Co. or another intermediary, the Beneficial Shareholder may attend the Meeting as proxyholder and vote the Voting Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Voting Shares as proxyholder, should enter their own names in the blank space on the form of proxy provided to them by their broker (or the broker's agent) and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker.
All references to Shareholders in this Proxy Statement and the accompanying Instrument of Proxy and Notice of Meeting are to registered Shareholders unless specifically stated otherwise.

VOTING SHARES AND PRINCIPAL HOLDERS OF VOTING SECURITIES
Voting Shares
On December 7, 2012, a Shareholder meeting of Atlas was held where a one-for-three reverse stock split was unanimously approved. When the reverse stock split took effect on January 29, 2013, it decreased the authorized and outstanding Ordinary Shares and Restricted Voting Shares at a ratio of one-for-three. The primary objective of the reverse stock split was to increase the per share price of Atlas' Ordinary Shares to meet certain listing requirements of the NASDAQ Capital Market ("NASDAQ"). Unless otherwise noted, all historical share and per share values in this Proxy Statement reflect the one-for-three reverse stock split.
Shareholders of record as of April 26, 2013 (the “Record Date”) are entitled to receive notice of, attend and vote at the Meeting. As at the Record Date, the Corporation had issued and outstanding 6,833,421 Ordinary Shares and 1,262,471 Restricted Voting Shares.
On a show of hands, every Shareholder present in person or represented by proxy (and entitled to vote) has one vote. Subject to the below restrictions, on a poll or ballot, every Shareholder present in person or by proxy has one vote for each Voting Share held. All votes on special resolutions (if any) will be conducted by a poll and no demand for a poll is required.
Ordinary Shares and Restricted Voting Shares will carry one vote per share held, except where the number of outstanding Restricted Voting Shares exceeds 30% of the total number of all issued and outstanding Voting Shares. If the foregoing threshold is surpassed at any time, the votes attached to each Restricted Voting Share will decrease automatically without further act or formality to equal the maximum permitted vote per Restricted Voting Share such that the Restricted Voting Shares as a class shall not carry more than 30% of the total voting rights attached to the aggregate outstanding Voting Shares.
In the event that an offer is made to purchase Ordinary Shares and the offer is one which is required, pursuant to applicable securities legislation or the rules of a stock exchange on which the Ordinary Shares are then listed, to be made to all or substantially all of the holders of Ordinary Shares, each Restricted Voting Share shall become convertible at the option of the holder into one Ordinary Share at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right may only be exercised in respect of Restricted Voting Shares for the purpose of depositing the resulting Ordinary Shares pursuant to the offer and for no other reasons, including notably with respect to voting rights attached thereto, which are deemed to remain subject to the provisions concerning the voting rights for Restricted Voting Shares notwithstanding their conversion.
Preferred Shares
In addition to the above Voting Shares, as at the Record Date, the Corporation had issued and outstanding 20,000,000 preferred shares in the capital of the Corporation (“Preferred Shares”). Such Preferred Shares are convertible into such number of Restricted Voting Shares as is determined by multiplying the number of the Preferred Shares by the “Conversion Factor” set out in the Corporation's Articles of Association. The initial Conversion Factor per share for Preferred Shares shall be equal to 0.1270, subject to adjustment as provided in the Corporation's Articles of Association. Upon a disposition of a Preferred Share such that the Preferred Share ceases to be beneficially owned and controlled directly or indirectly by Kingsway Financial Services Inc. ("Kingsway") or Kingsway America Inc. ("KAI"), such Preferred Share shall be convertible into Ordinary Shares rather than Restricted Voting Shares as set out in the Corporation's Articles of Association. Except as otherwise required under applicable law, holders of Preferred Shares shall not be entitled to vote at the Meeting.
Security Ownership of Certain Beneficial Owners and Directors & Executive Officer
The following table sets forth information concerning the beneficial ownership of the Ordinary Shares and Restricted Voting Shares held on the Reference Date by (i) each person known to us to own beneficially more than 5% of the total issued and outstanding Voting Shares, (ii) each of our directors and director nominees, (iii) each of the executive officers, and (iv) all directors, director nominees and executive officers as a group.
Each of the warrants and options included in the below beneficial ownership table are exercisable within 60 days of the Reference Date. Each of the warrants and options included in the below beneficial ownership table are also reflective of the one-for-three reverse stock split.

Name (and Address) of Beneficial Owner	Number of Ordinary Shares Owned (1)(2)(8)	Number of Restricted Voting Shares Owned (1)(8)	Percentage of Class of Shares	Percentage of Total Outstanding Voting Shares
5% Beneficial Owners
Atlas Investors LLC (3) Four Forest Park Farmington, CT 06032	783,496	—	10.83%	9.22%
Kingsway America Inc. 150 Pierce Road, 6th Floor Itasca, Illinois 60143 (5)	—	1,262,471	100.00%	48.02%
Magnolia Capital Partners, LLC 15 East 5th Street, Suite 3200 Tulsa, OK 74103 (6)	540,574	—	7.91%	6.68%
Executive Officers and Directors
Scott Wollney	327,009	—	4.67%	3.96%
Jordan Kupinsky	68,096	—	*	*
Gordon Pratt (4)	783,496	—	10.83%	9.22%
Larry Swets, Jr.	20,396	—	*	*
Paul Romano	77,932	—	1.13%	*
Joseph Shugrue	90,667	—	1.32%	1.11%
Bruce Giles	75,774	—	1.10%	*
Leslie DiMaggio	86,504	—	1.26%	1.06%
All Directors and Executive Officers as a Group (8 individuals) (7)	1,529,874	—	21.60%(9)	18.33%(9)
* -- Less than 1% of the outstanding class or total Voting Shares

Notes:

(1)
As of the Reference Date, there were 6,833,423 Ordinary Shares and 1,262,471 Restricted Voting Shares outstanding. Included in the shares above are the following convertible securities, exercisable within 60 days of the Reference Date, that are deemed to be beneficially owned by the persons holding them for the purpose of computing that person’s percentage ownership: Scott Wollney holds 157,015 warrants and 6,250 options; Jordan Kupinsky holds 31,096 options; Gordon Pratt (managed through Atlas Investors LLC, see (3) below) holds 381,550 warrants and 20,396 options; Larry Swets, Jr. holds 20,396 options; Paul Romano holds 33,767 warrants and 6,250 options; Joseph Shugrue holds 42,209 warrants and 6,250 options; Bruce Giles holds 33,767 warrants and 6,250 options; and Leslie DiMaggio holds 38,832 warrants and 6,250 options. The shares underlying these convertible securities are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(2)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of a vested option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of Ordinary Shares outstanding on the Record Date.

(3)	Managed by Gordon Pratt, Managing Member, who is a director of the Corporation.
(4)	Held through Atlas Investors LLC, of which he is a Managing Member.
(5)	Includes 525,981 Restricted Voting Shares held by Mendota Insurance Company, a 100% owned subsidiary of KAI.
(6)
Messrs. James Adelson and Stephen Heyman (principals of Magnolia Capital Partners LLC) exercise control and direction over 540,574 Ordinary Shares (which includes 34 Ordinary Shares held prior to the October 2, 2012 share purchase agreement).

(7)
The aggregate number of Ordinary Shares held by the officers and directors as a group and the corresponding percentage ownership of the officers and directors as a group include convertible securities that are exercisable within 60 days of the Reference Date, that are deemed to be beneficially owned by the persons holding them.

(8)	Reflects the one-for-three reverse stock split, with all fractional shares rounded up to the nearest whole share.
(9)	Includes percent ownership less than 1%

MANAGEMENT PROPOSALS TO BE VOTED ON
To the knowledge of the board of directors of the Corporation (the “Board” or the "Board of Directors"), the only matters to be brought before the Meeting are set forth in the accompanying Notice of Meeting. These matters are described in turn under the headings below.
Proposal 1: Election of Directors
At the Meeting, the Shareholders will be asked to elect the directors of the Corporation to hold office until the next annual meeting of Shareholders or until the successors of such directors are duly elected or appointed. The number of directors to be elected is within the range set forth in the Corporation's Articles of Association.
The persons designated as proxyholders in the accompanying Instrument of Proxy (absent contrary directions) intend to vote for the election of the directors as set forth herein and therein. The Corporation does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, proxies held by the persons designated as proxyholders in the accompanying Instrument of Proxy will be voted for another nominee in their discretion unless the Shareholder has specified in his or her form of proxy that his or her Voting Shares are to be withheld from voting in the election of directors.
Directors
The following sets forth the name and age of each of the persons proposed to be nominated for election as a director of the Corporation, and the period during which the respective nominees have served as directors. Four of the five nominees proposed for election are currently directors of the Corporation.

Name	Age	Date First Appointed	Current Position
Jordan Kupinsky	39	Director since: December 21, 2009	Director
Gordon Pratt	51	Director since: December 31, 2010	Chairman of the Board
Larry Swets, Jr.	37	Director since: December 31, 2010	Director
Scott Wollney	44	Director since: December 31, 2010	President, Chief Executive Officer and Director
John T. Fitzgerald	42	Director since: May 2, 2013(1)	Director
(1) Appointment made subsequent to Reference Date of April 19, 2013
Business Experience
The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.
Scott Wollney
Mr. Wollney has been our President and Chief Executive Officer, and a director, since December 31, 2010. From July 2009 until that time, Mr. Wollney was President and Chief Executive Officer of KAI, prior to which he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI) from May 2008 to March 2009. From January 1998 to May 2008, he was President of Avalon Risk Management, Inc. Mr. Wollney's education coupled with his significant and varied experience as an executive manager and director qualifies him for his role with Atlas.  He has experience building successful businesses as well as re-organizing challenged companies around a focused strategy to address legacy issues and set them on a path for future success.  Mr. Wollney has direct experience and expertise with respect to the numerous disciplines which are critical to insurance business.
Gordon Pratt
Mr. Pratt has been our independent Chairman of the Board since December 31, 2010. Since March 2004, Mr. Pratt has been a Managing Member of Fund Management Group LLC in Connecticut. From June 2004 to April 2006, he was also the Senior Vice-President, Finance of the Willis Group in New York, prior to which he was the Managing Director of Hales Capital Advisors LLC and the Managing Partner of Distribution Partners Investment Capital L.P. Mr. Pratt has also served as Chairman and Vice Chairman of the boards of directors of NASDAQ listed companies, including United Insurance Holdings Corp. He holds a Master of Management degree from Northwestern University as well as a Bachelor of Arts degree from Cornell University. Mr. Pratt's education, background and experience qualify him for his role with Atlas.  Mr. Pratt has evaluated financial statements for more than 50 insurance companies and/or their holding company parents. Such evaluations include companies' uses of accounting estimates, accruals and provisions.  Mr. Pratt has made investment decisions and offered his opinion to company management teams based upon his evaluations concerning financial statements, which cover a wide range of complexity and accounting issues.  Additionally, from his service as a member of certain boards of directors, he has an understanding of internal controls and procedures for financial reporting for insurance companies and/or insurance holding company parents.

Jordan Kupinsky
Mr. Kupinsky has been a Director of Atlas since December 31, 2010. Since 2008, Mr. Kupinsky has been a Managing Director with Windsor Private Capital Inc. and its predecessor JJR Capital Corp. Prior to joining Windsor, he was a Vice President at Greenhill & Co., an independent global investment banking firm, listed on the New York Stock Exchange, focused on mergers & acquisitions, financial restructuring and merchant banking, from March 2006 to May 2008. Prior to joining Greenhill, Mr. Kupinsky held the positions of Vice President of Corporate Development and General Counsel at Minacs Worldwide Inc., a publicly traded company on the Toronto Stock Exchange from July 2002 to February 2005. Mr. Kupinsky began his career practicing corporate and securities law at Torys LLP in Toronto (from 1997 to 1999) and was also an investment banking associate at Houlihan Lokey Howard & Zukin from 1999 to 2002. He holds a joint MBA and LL.B. degree from the Schulich School of Business and Osgoode Hall Law School at York University. Mr. Kupinsky's education, background and experience qualify him for his role with Atlas.  Mr. Kupinsky has experience in financial statements review with both public and private companies.  His direct experience includes securities law, financial analysis and corporate governance.
Larry Swets, Jr.
Mr. Swets has been a Director of Atlas since December 31, 2010. Since June 30, 2010, Mr. Swets has been the CEO of Kingsway, one of our Shareholders, prior to which he was the Executive VP, Corporate Development of Kingsway since January 2010. From June 2007 through March 2010, Mr. Swets was a director of United Insurance Holdings Corp. From June 2007 through September 2008, Mr. Swets was the CFO, Secretary, Treasurer and Executive Vice-President of FMG Acquisition Corp. He was the Managing Director of Itasca Financial LLC from May 2005 until January 2010. Mr. Swets holds a Chartered Financial Analyst designation from the CFA Institute. He received a Masters of Science degree from De Paul University in 1999 and a Bachelors of Business and Finance degree from Valparaiso University in 1997. Mr. Swets' education, background and experience qualify him for his role with Atlas.  He has extensive experience with both private and public insurance businesses at both the executive management and board levels.
John T. Fitzgerald
Mr. Fitzgerald co-founded Argo Management Partners in 2002. In that capacity, Mr. Fitzgerald has had extensive transactional and operating experience in Argo's acquired companies which include consumer products manufacturing, marketing and distribution operations. Mr. Fitzgerald is currently Chairman and Chief Development Officer of Hunter MFG, LLP.  He has significant experience in the development and implementation of management tools, values, and practices which incorporate lean operations and continuous improvement.  Mr. Fitzgerald also serves as the of Chairman Oak Patch Gifts, LLC and is a member of the Board of Progressive Bronze Products, LLC.  Prior to Argo Management Partners, Mr. Fitzgerald was managing director of Adirondack Capital, LLC, a financial futures and derivatives trading firm. He was a seat-owner on the Chicago Board of Trade.  Mr. Fitzgerald is an MBA graduate of the Kellogg School of Management, Northwestern University with concentrations in Finance, Accounting, and Management Strategy. He holds a Bachelor of Science degree in Finance from DePaul University with highest honor, Beta Gamma Sigma.
Family Relationships
There are no family relationships between any director or executive officer.
Involvement in Certain Legal Proceedings
To the best of the Corporation's knowledge, none of the Corporation's directors, director nominees or executive officers has, during the past ten years:

•
had any bankruptcy or insolvency petition filed by or against him, or had a receiver or similar officer appointed with respect to, him, his property or any business of which he was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•	been convicted in a criminal proceeding or been a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

•
been subject to any cease trade or other order, judgment, or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his engaging or involvement in any type of business, securities, futures, commodities or banking activities; or

•
been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (“SEC”), the Commodity Futures Trading Commission or any self-regulatory organization to have violated a federal or state securities or commodities law, where the judgment has not been reversed, suspended, or vacated, or been the subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, of any such body alleging any such violation.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH OF THESE
NOMINEES TO THE BOARD OF DIRECTORS
Proposal 2. Ratification of Appointment of Independent Registered Public Accountant
The Board has selected the firm of Johnson Lambert & Co. LLP ("Johnson Lambert"), which has been the auditor of the Corporation since June 20, 2011, to hold office until the next annual meeting and is submitting the selection to the Shareholders for ratification. A representative of Johnson Lambert is expected to be available in person or by conference telephone at the Meeting and will have the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions.

KPMG LLP was the auditor of the Corporation from December 31, 2010 until the appointment of Johnson Lambert in 2011. Johnson Lambert was appointed as auditor following a request for proposals (“RFP”) process undertaken by the Audit Committee, with the approval of the Board, to select a firm of chartered accountants to be proposed to the Shareholders as auditor for 2011.
The RFP process was conducted by management with oversight by the Audit Committee. Firms were invited to bid including KPMG LLP and Johnson Lambert. Following written and oral presentations by each firm, management and the Audit Committee evaluated each firm against specific criteria. The Audit Committee recommended the appointment of Johnson Lambert to the Board in June 2011.
KPMG LLP's reports on Atlas' financial statements for the year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the period in which KPMG LLP was engaged there were no disagreements with the Corporation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Corporation would have caused it to make reference thereto in, or in connection with, its reports on the financial statements for the period covered by its audit.
Audit Fees
The aggregate fees billed by the Corporation's external auditors in each of the last two fiscal years are set out in the table below.

Financial Year Ending	Audit Fees (US$)	Audit-Related Fees (US$)	Tax Fees (US$)	All Other Fees (US$)
December 31, 2012	$200,000	Nil	Nil	$23,594
December 31, 2011	$211,000	Nil	Nil	Nil
“All Other Fees” incurred during the financial year ended December 31, 2012 relate to Johnson Lambert's preparation of an “Agreed Upon Procedures” letter in support of the prospectus prepared by the Corporation for use in connection with the initial public offering in the United States, which was completed in the first quarter 2013.
Reliance on Certain Exemptions
At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 2.4 (De Minimis Non-audit Services) of Multilateral Instrument 52-110 Audit Committees (“MI 52-110”), a Canadian pronouncement relevant to the Corporation's listing on the TSX Venture Exchange (“TSX-V”) or an exemption from MI 52-110, in whole or in part, granted under Part 8 (Exemptions).
Pre-Approval Policies and Procedures
The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in its charter set out at Appendix “A” attached hereto.
The ratification of the selection of Johnson Lambert as the Corporation's independent accountants will require the affirmative vote of the holders of a majority of the votes cast by the holders of Voting Shares.
The persons designated as proxyholders in the accompanying Instrument of Proxy (absent contrary directions) intend to vote for the ratification of the selection of Johnson Lambert & Co. LLP as the auditor of the Corporation, unless the Shareholder has specified in the Instrument of Proxy that Voting Shares represented by such form of proxy are to be withheld from voting in respect thereof.
WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF JOHNSON LAMBERT & CO LLP AS THE
CORPORATION'S AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

Proposal 3: Approval of Stock Option Plan
On January 3, 2011, the Corporation adopted a 10% rolling stock option plan (the “Stock Option Plan”) in order to advance the interests of the Corporation by providing Eligible Persons (as defined below) with incentives. In accordance with TSX-V Policy 4.4 - Incentive Stock Options, rolling option plans must receive Shareholder approval annually. Shareholders will be asked at the Meeting to consider and, if deemed appropriate, to pass, with or without variation, a resolution to approve the continued use of the Stock Option Plan (the “Option Plan Resolution”), subject to regulatory approval as may be required.
As described in the notice of annual meeting and under Proposal 4 below, if the proposed Equity Incentive Plan is approved by Shareholders at the Meeting, the Equity Incentive Plan will come into effect upon obtaining all requisite regulatory approvals and thereafter, the Corporation will cease to grant new stock options under the existing Stock Option Plan. However, outstanding stock options issued pursuant to the Stock Option Plan will continue to be governed by the terms of the Stock Option Plan.
Description of the Stock Option Plan
The following is a summary of the material features of the current Stock Option Plan. The full text of the Stock Option Plan is attached to this Proxy Statement as Appendix “B”.

Purpose
The purpose of the Stock Option Plan is to advance the interests of the Corporation by: (i) providing Eligible Persons with financial incentives; (ii) encouraging stock ownership by Eligible Persons; (iii) increasing the proprietary interest of Eligible Persons in the success of the Corporation; (iv) encouraging Eligible Persons to remain with the Corporation or its affiliates; and (v) attracting new employees, officers, directors and consultants to the Corporation or its affiliates.
Shares Subject to the Stock Option Plan
The Stock Option Plan provides for the granting of options to purchase Ordinary Shares (“Options”) to any employee, officer, director or consultant who is approved for participation in the Stock Option Plan by the Compensation Committee (“Eligible Persons”). The number of Ordinary Shares issuable under the Stock Option Plan and all other security based compensation arrangements at any time may not be more than 10% of the number of Ordinary Shares that are issued and outstanding as at the date of the grant of an Option. Any increase in the issued and outstanding Ordinary Shares will result in an increase in the available number of Ordinary Shares issuable under the Stock Option Plan, and any exercises of Options or expirations or terminations of Options will make new grants available under the Stock Option Plan. The number of Ordinary Shares issuable under Options granted to any individual in any 12-month period may not exceed 5% of the issued and outstanding Ordinary Shares on the Option grant date(s). The number of Ordinary Shares that may be issued to “insiders” within any 12-month period or issuable to “insiders” at any time under the Plan and any other security based compensation arrangements may not exceed 10% of the issued and outstanding Ordinary Shares at such time.
Administration
The Stock Option Plan is administered by the Compensation Committee. Options may be granted at the discretion of the Compensation Committee in such number that may be determined at the time of grant, subject to the limits set out in the Stock Option Plan. Subject to the policies of the TSX-V, the Compensation Committee may determine and impose terms upon which each Option becomes vested.
As of the Reference Date, there are 102 Eligible Persons (including full-time employees and directors). Although we do not expect to increase our number of employees over the next 12 months, we are not currently able to predict if new employees will be employed in the coming 12 months. We outsource contract employment as needed and will continue to do so.
Exercise Price and Expiry
The exercise price of all Options is established by the Compensation Committee at the time of grant, provided that the exercise price shall not be less than the market price of the Ordinary Shares which will be equal to the volume weighted average trading price of the Ordinary Shares on the TSX-V for the five trading days immediately preceding the date on which the Option is granted. The expiry of Options is also established by the Compensation Committee at the time of the grant, provided that the Options have a maximum term of ten years. The Compensation Committee may determine when any Option will become exercisable and may determine that the Option will be exercisable in installments or pursuant to a vesting schedule.
U.S. Federal Income Tax Consequences
The following discussion provides a summary of material U.S. federal income tax consequences associated with Options granted to U.S. taxpayers under our Stock Option Plan. This summary is not an exhaustive description of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular optionee and may not be so construed. Each optionee should consult his or her own tax advisor with respect to the income tax consequences applicable to such optionee's own particular circumstances.
Options granted under our Stock Option Plan are not intended to qualify as “incentive stock options” under Section 422 of the U.S. Internal Revenue Code of 1986 (the “U.S. Tax Code”). No income is realized at the time an Option is granted. In general, if the Option exercise price for Ordinary Shares covered by an Option is at least equal to the fair market value of the shares on the date the Option is granted, no income will be realized unless and until the optionee exercises the Option. The amount of income realized upon exercise of the Option will be equal to the excess of the fair market value of the shares purchased upon such exercise over the aggregate exercise price for such shares. All of such income will be taxable as ordinary income. The optionee's holding period for shares acquired upon the exercise of the Option will begin on the date the Option is exercised, and the optionee's tax basis for such shares will be equal to their fair market value on that date. Upon a subsequent sale of the shares, the optionee will realize capital gain or loss equal to the difference between the sale price and the optionee's tax basis for such shares, and such gain will be long-term or short-term, depending on whether the holding period for the shares is more than one year.
Compensation for services rendered by nonresident employees or nonresident independent contractors should not be subject to U.S. withholding and/or reporting, provided the services are performed by the optionee outside of the United States and the appropriate Form W-8 is submitted by the optionee to our Corporation. However, if the services are provided by nonresident optionee within the United States, the compensation income attributable to such services should be subject to U.S. taxation, absent a treaty or other exemption. We intend to withhold U.S. tax on such income, unless the optionee provides an appropriate documentation on Form W-8 in support of the withholding tax exemption. Such income is intended to be reported by us to the Internal Revenue Service and to the optionee on Form W-2 and/or 1042 (as appropriate).

Option grants under the Stock Option Plan
As of the Reference Date, the Corporation had 225,617 outstanding Options, at an average exercise price of $6.04 per share, broken down as follows:

Date of Grant	Number of Restricted Voting Shares underlying unexercised Options	Option Exercise Price ($)	Option Expiration Date
March 18, 2010(1)	10,700	$3.00	March 18, 2020
January 18, 2011	123,250	$6.00	January 18, 2021
January 11, 2013	91,667	$6.45	January 11, 2023
Notes:
(1)    Issued pursuant to stock option agreements prior to implementation of the Stock Option Plan.
The following table sets forth the securities of the Corporation that are authorized for issuance under the Corporation's equity compensation plans as at the end of the most recently completed financial year, December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding Options, warrants and rights	Weighted-average exercise price of outstanding Options ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by securityholders	123,250 Ordinary Shares(1)	$6.00	102,442 (3)
Equity compensation plans not approved by securityholders	10,700 Ordinary Shares(2)	$3.00	Nil
Total	133,950 Ordinary Shares	$5.76	102,442 (3)
Notes:
(1)    Issued pursuant to the Stock Option Plan on January 18, 2011.
(2)    Issued pursuant to stock option agreements on March 18, 2010, prior to implementation of the Stock Option Plan.

(3)	Equal to the maximum number of securities remaining issuable under according to the 2011 Stock Option Plan (10% of issued and outstanding ordinary shares as of December 31, 2012)
Option Plan Resolution
The Board believes that passing of the following resolution is in the best interest of the Corporation. Accordingly, Shareholders will be asked to approve the following ordinary resolution:
BE IT RESOLVED THAT the Stock Option Plan be and it is hereby ratified and approved.
The persons designated as proxyholders in the accompanying Instrument of Proxy (absent contrary directions) intend to vote for the Option Plan Resolution.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE STOCK OPTION PLAN

Proposal 4: Approval of the Equity Incentive Plan
At the Meeting, Shareholders will be asked to consider, and if thought appropriate, approve a new securities based compensation plan of the Corporation (the “Equity Incentive Plan”), pursuant to which the Corporation may issue restricted shares, restricted units, stock options and other forms of equity incentives to “Eligible Persons” (as defined in the Equity Incentive Plan) as part of their compensation.
If the resolution approving the Equity Incentive Plan (the “Equity Incentive Plan Resolution”) is approved, the Equity Incentive Plan will not become effective and no awards may be made thereunder until all requisite regulatory approval(s) have been obtained. At such time as requisite regulatory approvals are obtained, the Equity Incentive Plan will become effective and the Corporation will cease to grant Options under the Stock Option Plan.
The following is a summary of the material features of the proposed Equity Incentive Plan. The full text of the Equity Incentive Plan is attached to this Proxy Statement as Appendix “C”. Any terms used in this section of the Proxy Statement and not otherwise defined herein have the meanings ascribed to them in the Equity Incentive Plan.
Purpose
The purpose of the Equity Incentive Plan is to advance the interests of the Corporation by: (i) providing Eligible Persons with financial incentives; (ii) encouraging stock ownership by Eligible Persons; (iii) increasing the proprietary interest of Eligible Persons in the success of the Corporation;

(iv) encouraging Eligible Persons to remain with the Corporation or its affiliates; and (v) attracting new employees, officers, directors and consultants to the Corporation or its affiliates.
Shares Subject to the Equity Incentive Plan
Subject to adjustments as set out in the Equity Incentive Plan, the total number of Ordinary Shares reserved and available for grant and issuance pursuant to the Equity Incentive Plan at any given point in time shall equal (i) ten percent (10%) of the number of Ordinary Shares issued and outstanding (as that number is determined by the Corporation to calculate fully diluted earnings per share) at that time, reduced by (ii) the number of Ordinary Shares then subject to any outstanding award under the Equity Incentive Plan (including under the Stock Option Plan and any other securities based compensation arrangements of the Corporation); provided, however, that no more than an aggregate of 800,000 shares of Ordinary Shares may be issued under the Equity Incentive Plan pursuant to incentive stock options intended to qualify under the U.S. Tax Code section 422. The Corporation shall at all times during the term of the Equity Incentive Plan and while any awards are outstanding retain as authorized and unissued at least the number of Ordinary Shares required to fulfill the Corporation's obligations under such awards, or otherwise assure itself of its ability to perform its obligations thereunder.
The Corporation shall reserve such number of shares for awards under the Equity Incentive Plan, subject to adjustments as provided in Section 7(d) of the Equity Incentive Plan. If any award, or portion of an award, under the Equity Incentive Plan expires or terminates unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such award shall not be considered outstanding for purposes of Section 4 of the Equity Incentive Plan.
Subject to adjustments as provided in Section 7(d) of the Equity Incentive Plan, the maximum number of Ordinary Shares subject to awards of any combination that may be granted during any one fiscal year of the Corporation to any one individual under the Equity Incentive Plan shall be limited to 400,000 ordinary shares.
Administration
The Equity Incentive Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time. To the extent allowed by applicable state law, the Board by resolution may authorize an officer or officers to grant awards (other than stock awards) to other officers and employees of the Corporation and its affiliates, and, to the extent of such authorization, such officer or officers shall be the "Administrator."
The Administrator shall have all the powers vested in it by the terms of the Equity Incentive Plan, such powers to include authority, in its sole and absolute discretion, to grant awards under the Equity Incentive Plan, prescribe grant agreements evidencing such awards and establish programs for granting awards.
Exercise Price and Expiry
The price and vesting of awards are subject to limitations as set out in Section Six of the Equity Incentive Plan. For example, stock options must have an exercise price at least equal to Fair Market Value as of the date of grant and may not have a term in excess of ten years' duration. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the grant agreement evidencing such stock option. Conditions related to awards of other incentives such as stock awards and stock appreciation rights awards are also set out in the Equity Incentive Plan.
U.S. Federal Income Tax Consequences
Grantees and holders of awards shall pay to the Corporation or its affiliates, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of awards under the Equity Incentive Plan no later than the date of the event creating the tax liability. The Corporation or its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an award. In the event that payment to the Corporation or its affiliate of such tax obligations is made in ordinary shares, such ordinary shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

The number of securities issued under all securities based compensation arrangements (including the Stock Option Plan and the Equity Incentive Plan) at any time may not be more than 10% of the number of Ordinary Shares that are issued and outstanding as at the date of the grant of such securities. Any increase in the issued and outstanding Ordinary Shares will result in an increase in the available number of Ordinary Shares issuable under such arrangements, and any exercises, expirations or terminations of awards granted pursuant to such security based compensation arrangements will also increase the available number of ordinary shares issuable under such arrangements, all subject to the 10% cap described above.

The Board believes that passing of the following resolution is in the best interest of the Corporation. Accordingly, Shareholders will be asked to approve the following ordinary resolution:

BE IT RESOLVED THAT the Equity Incentive Plan be and it is hereby ratified and approved, to be effective upon and subject to the Corporation obtaining the requisite regulatory approvals as may be required.
The persons designated as proxyholders in the accompanying Instrument of Proxy (absent contrary directions) intend to vote for the Equity Incentive Plan Resolution.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE EQUITY INCENTIVE PLAN TO BE EFFECTIVE UPON AND SUBJECT TO THE CORPORATION OBTAINING REQUISITE REGULATORY APPROVALS
Proposal 5: Advisory vote on the approval of Corporation's approach to executive compensation as discussed
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) entitle Shareholders to have the opportunity to cast a non-binding advisory vote regarding the Corporation's approach to executive compensation as described in this Proxy Statement. The Corporation has disclosed compensation pursuant to rules adopted by the SEC.
The Corporation believes that its executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Corporation's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers' interests with those of the Shareholders. Under these programs, the Corporation's executive officers are rewarded for the achievement of goals established by the Compensation Committee and the realization of increased Shareholder value. The Compensation Committee is responsible for reviewing the compensation programs for Atlas' executive officers to ensure they achieve the desired goals of aligning Atlas' executive compensation structure with Shareholders' interests and current market practices.
The Corporation is asking Shareholders to indicate their support for the compensation of the Corporation's Named Executive Officers as disclosed herein. This proposal, commonly known as a "say-on-pay" proposal, gives Shareholders the opportunity to express their views on the Corporation's approach to executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall philosophy, policies and practices of the Corporation's approach to executive compensation as described in this Proxy Statement.
Shareholders will be asked to approve the following non-binding advisory resolution:
BE IT RESOLVED THAT the Corporation's approach to executive compensation as described in the Corporation's Proxy Statement for the 2013 Annual and General Meeting of Shareholders pursuant to Item 402 of Regulation S-K including the compensation table, other executive compensation tables and related narrative disclosures, is hereby approved.
The say-on-pay vote is advisory, and therefore not binding on the Corporation, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of Shareholders and to the extent there is any significant vote against the Corporation's approach to executive compensation as described in this Proxy Statement, the Corporation will consider Shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE CORPORATION'S APPROACH TO EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.
Proposal 6: Advisory vote on the frequency of holding an advisory vote on executive compensation
The Dodd-Frank Act also entitles Shareholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Corporation should seek from its Shareholders a non-binding advisory vote (similar to Proposal 5 above) on the Corporation's approach to executive compensation. The Corporation has included this proposal among the items to be considered at the Meeting pursuant to the requirements of Section 14A of the Exchange Act. By voting on this frequency proposal, Shareholders may indicate whether they would prefer that the advisory vote on the Corporation's approach to executive compensation occur every one, two or three years. Shareholders may also abstain from voting on the proposal. Accordingly, the following resolution will be submitted for a non-binding advisory vote at the Meeting:
BE IT RESOLVED THAT that the highest number of votes cast by the Shareholders of the Corporation for the option set forth below shall be the preferred frequency for holding an advisory vote on the Corporation's approach to executive compensation:
every year;
every two years; or
every three years.

The Board of Directors has determined that an advisory vote by the Corporation's Shareholders on executive compensation that occurs every three years is the most appropriate alternative for the Corporation. In formulating its conclusion, the Board of Directors considered that, because the Corporation's compensation program for executive officers is not complex, a shareholder advisory vote every three years should be sufficient to permit our Shareholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Corporation's executive compensation program should be judged over a period of time that is longer than one year.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board's recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by Shareholders will be the frequency of the advisory vote on executive compensation that has been recommended by the Shareholders. However, because this vote is advisory and not binding on either the Board of Directors or the Corporation, the Board of Directors may subsequently decide that it is in the best interests of the Corporation and Shareholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Shareholders at the Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE FOR A THREE-YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

CORPORATE GOVERNANCE PRACTICES AND CODE OF ETHICS
Board Leadership Structure and Risk Oversight
Currently, Gordon Pratt serves as the Chairman of the Board and Scott Wollney serves as our President & Chief Executive Officer. Separating the positions of Chief Executive Officer and Chairman of the Board allows the Corporation's Chief Executive Officer to focus on day-to-day leadership and the Corporation's performance, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice and oversight to management. The Board does not have a policy as to whether the Chairman of the Board should be a non-management director or a member of management. The Board recognizes that no single leadership structure is right for all companies and, depending on the circumstances, other leadership structures might be appropriate. The Board believes, however, that the current leadership structure is effective and appropriate, allows for a separation of oversight between management and non-management, provides an experienced Chairman with whom the Chief Executive Officer can discuss issues facing us, and gives a significant voice to non-management directors.
Board Meetings
During the fiscal year ended December 31, 2012, there were 10 meetings of the Board and each director attended at least 75% of all meetings of the Board and the committees (if he was a member). All of the directors attended the 2012 annual general meeting of Shareholders.
Determination of Independence of Nominees for Election
The Board assumes overall responsibility for our direction through its delegation to senior management and through the ongoing function of the Board and its committees, as applicable.
Directors are considered independent if they have no direct or indirect material relationship with us. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a director's independent judgment. In determining whether a material relationship exists, the Board consults with our legal counsel to ensure that its determinations are consistent with relevant securities and other laws, rules and regulations and court decisions.
Further, the Board has adopted corporate governance guidelines that are contained in the National Instrument 58-101 - Disclosure of Corporate Governance Practices, (“NI 58-101”), which prescribes certain disclosure of our corporate governance practices, and National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”), which provides non-prescriptive guidelines on corporate governance practices for reporting issuers. The Board believes that good corporate governance improves corporate performance and benefits all Shareholders. This discussion addresses our compliance with NI 58-101.
There are currently four directors on the Board, of which Jordan Kupinsky and Gordon Pratt are independent directors within the meaning of NI 58-101, NP 58-201 and the rules of NASDAQ. Scott Wollney is not independent as he is a member of our management. Larry Swets is not independent as he is a member of management of Kingsway, a company that may have a material relationship with us. John T. Fitzgerald, the nominee for the fifth director position, is independent. Thus, if all five management nominees are elected as directors at the meeting, a majority of the Board will be independent.
Directorships
The following table sets out the directors and proposed director nominees of the Corporation that are presently directors of other reporting issuers:

Name	Name and Jurisdiction of Reporting Issuer	Name of Exchange or Market
Jordan Kupinsky	Ferrum Americas Mining Inc.	TSXV
	XCeed Mortgage Corporation	TSX
	WB II Acquisition Corp.	TSXV

Orientation and Continuing Education
The Board is committed to having appropriate levels of knowledge among members of the Board relative both to us and to our industry. New members to the Board are oriented through direct interaction with the balance of the Board and management and will have visibility to past and current corporate records as well as operating results. Committee chairpersons and other members of the Board maintain subject matter expertise through activities relating both to us and to other educational resources.
Compensation
The Compensation Committee is responsible for making recommendations to the Board in respect of director and executive officer remuneration matters, with the overall objective of ensuring maximum Shareholder benefit from the retention of high quality Board and executive team members. For details on the compensation of the Chief Executive Officer, Chief Financial Officer and directors, please see the section below entitled “Executive Compensation”.

Assessments
The Board, through its Corporate Governance and Nominating Committee, regularly assesses the overall performance of the Board, the committees, and the individual directors through a combination of formal and informal means.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Atlas' officers and directors, and persons who own more than ten percent of a registered class of Atlas' equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on Atlas' review of any such reports furnished to the Corporation, it believes that during the year ended December 31, 2012, all of Atlas' officers and directors timely filed their required Section 16(a) reports.
Committees of the Board
The Board has three standing committees to assist it in carrying out its duties. The standing committees are: (i) Audit Committee; (ii) Compensation Committee; and (iii) Corporate Governance and Nominating Committee.
(i) Audit Committee
The Audit Committee is elected annually at the first meeting of the Board held after our annual general meeting of Shareholders. During the fiscal year ended December 31, 2012, the Audit Committee met eight times. In addition, the Audit Committee meets quarterly with our external auditors.
The Audit Committee is comprised of Jordan Kupinsky (Chairman) and Gordon Pratt. Each member of the Audit Committee is independent. We follow the independence standards set forth in MI 52-110. We are currently in compliance with the “independent director” requirements under NASDAQ Rule 5605(c)(2) and Rule 10A-3 of the Exchange Act pursuant to the exception in NASDAQ Rule 5615(b)(1) and Rule 10A-3(b)(1) of the Exchange Act which allows companies that have an Audit Committee comprised of two independent directors to have until the end of the one year phase-in period (which expires for us on May 25, 2013) to comply with the requirement of having an Audit Committee with at least three independent directors. If elected, John Fitzgerald will be appointed to the Audit Committee as the third independent director.
The Board has determined that Mr. Kupinsky and Mr. Pratt, because of their accounting and financial management expertise discussed above, are both considered an “audit committee financial expert” as that term is defined under the Exchange Act and, accordingly, that at least one audit committee financial expert is serving on the Corporation's Audit Committee.  MI 52-110 provides that an individual is “financially literate” if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation's financial statements.  All of the members of the Audit Committee are financially literate as that term is defined in MI 52-110.
The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities. The principal responsibilities of the Audit Committee include: (i) performing our external audit function including the qualifications, independence, appointment and oversight of the work of the external auditors; (ii) ensuring that we meet our accounting and financial reporting requirements and that we report our financial information to the public; (iii) making certain that we are in compliance with all legal and regulatory requirements relating to our oversight responsibilities; (iv) drafting our risk management policies; and (v) overseeing our system of internal controls and management's information systems.

Relevant Education and Experience
Mr. Kupinsky has been actively involved in our Board as an independent director and member of the Audit Committee since the date of formation of the predecessor capital pool company prior to the reverse merger forming the Corporation. Mr. Kupinsky has considerable experience in corporate finance, mergers and acquisitions, financial restructuring and merchant banking. Mr. Kupinsky also has experience in financial statement review with both public and private companies. Mr. Kupinsky holds a Masters of Business Administration degree and a JD from the Schulich School of Business and Osgoode Hall Law School.
Mr. Pratt has more than 25 years experience in insurance company financial statement analysis and assessment. He holds a Master of Management degree in Finance from Northwestern's Kellogg School of Management. His experience includes serving as a director of eight insurance companies and/or such insurance companies' holding company parents, including service as chairman or vice chairman of the board of directors of two publicly-traded insurance companies and/or such insurance companies' holding company parents, and service as a member of the audit committee for one insurance company's holding company parent. Mr. Pratt had specialized training in insurance company statutory and GAAP accounting while serving as an officer of The Chase Manhattan Bank, N.A. As a partner in four private equity funds focused on investment in insurance companies and insurance-related businesses, Mr. Pratt has evaluated financial statements for more than 50 insurance companies and/or their holding company parents, including such companies' use of accounting estimates, accruals, and provisions. He has made investment decisions and offered his opinion to company managements as a result of his evaluation concerning such financial statements, which covered a wide range of complexity and accounting issues. From his service as a member of certain boards of directors, he has an understanding of internal controls and procedures for financial reporting for insurance companies and/or insurance holding company parents.

Audit Committee Oversight
At no time since the commencement of our most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.
Reliance on Certain Exemptions
At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 2.4 (De Minimis Non-audit Services) of MI 52-110 or an exemption from MI 52-110, in whole or in part, granted under Part 8 (Exemptions) of MI 52-110.
Audit Committee Report
The Audit Committee reviews the Corporation's annual and quarterly financial statements, oversees the annual audit process and internal accounting controls, the resolution of issues identified by the Corporation's auditors and recommends to the Board the firm of independent auditors to be nominated for appointment by the Shareholders at the next annual meeting of Shareholders. Management is responsible for the Corporation's financial statements and reporting process, including the Corporation's system of internal controls.

The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Corporation's audited financial statements with US Generally Accepted Accounting Principles (US GAAP). The Audit Committee reports as follows:

•	The Audit Committee reviewed and discussed with management the Corporation's 2012 audited financial statements;

•
The Audit Committee discussed with the Corporation's independent registered public accounting firm, Johnson Lambert & Co. LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, which include matters related to the conduct of the audit of the Corporation's financial statements;

•
The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Corporation; and

•
Based on the reviews and discussions described above, the Audit Committee recommended to the Corporation's Board that the Corporation's 2012 audited financial statements, including management's discussion and analysis of the Corporation's financial condition and results of operations, be included in the 2012 Annual Report on Form 10-K filed with the US Securities and Exchange Commission.

The Audit Committee
Jordan Kupinsky
Gordon Pratt

TSX Venture Matters
With regard to the Corporation's listing on the TSX-V, it is a “venture issuer” as defined in MI 52-110 and it relies on the exemption in Section 6.1 of MI 52-110 relating to Parts 3 (Composition of Audit Committee) and 5 (Reporting Obligations).

(ii) Compensation Committee
The Compensation Committee is comprised of Jordan Kupinsky (Chairman) and Gordon Pratt. Each member of the Compensation Committee is independent. We are currently in compliance with the requirements under the NASDAQ rules pursuant to NASDAQ Rule 5605(d)(2)(A) which require a compensation committee be comprised of at least two members, each of whom must be independent directors. The Compensation Committee met one time during the fiscal year ended December 31, 2012. Atlas intends to adopt a Charter of the Compensation Committee in advance of the 2014 annual general meeting of the Shareholders of the Corporation, in accordance with NASDAQ rules.
The Compensation Committee oversees our remuneration policies and practices. The principal responsibilities of the Compensation Committee include: (i) considering our overall remuneration strategy and, where information is available, verifying the appropriateness of existing remuneration levels using external sources for comparison; (ii) comparing the nature and amount of our directors' and executive officers' compensation to performance against goals set for the year while considering relevant comparative information, independent expert advice and our financial position; and (iii) making recommendations to the Board in respect of director and executive officer remuneration matters, with the overall objective of ensuring maximum Shareholder benefit from the retention of high quality board and executive team members.
The Compensation Committee reviewed executive compensation with management in the course of the 2012 budgeting process. Authority was extended to management within the approved budget for compensation. Neither we nor the Board engaged a compensation consultant in the years ended December 31, 2011 or 2012.

(iii) Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee is comprised of Jordan Kupinsky (Chairman) and Gordon Pratt. We are currently in compliance with the “independent director” requirements under the NASDAQ rules pursuant to NASDAQ Rule 5605(e) which requires a corporate governance and nominating committee to be comprised of independent directors. The Corporate Governance and Nominating Committee met one time during the fiscal year ended December 31, 2012.

The Corporate Governance and Nominating Committee oversees our approach to corporate governance matters. The principal responsibilities of the Corporate Governance and Nominating Committee include: (i) monitoring and overseeing the quality and effectiveness of our corporate governance practices and policies; (ii) considering nominees for our independent directors; (iii) adopting and implementing corporate communications policies and ensuring the effectiveness and integrity of communication and reporting to our Shareholders and the public generally; (iv) planning for the succession of our directors and executive officers, including appointing, training and monitoring senior management to ensure that the board and management have appropriate skill and experience; and (v) administering the Board's relationship with our management.

The Corporation receives suggestions for potential director nominees from many sources, including members of the Board, advisors, and Shareholders. Any such nominations, together with appropriate biographical information, should be submitted to us in accordance with our policies governing submissions of nominees discussed below. Any candidates submitted by a Shareholder or Shareholder group are reviewed and considered in the same manner as all other candidates. Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting us, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Corporation matters. The Corporate Governance and Nominating Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to us and our Shareholders, though we do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The independent directors, in addition to any other Board members as may be desirable, evaluate potential nominees, whether proposed by Shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing such other information as may be deemed relevant. Potential director nominees were identified through a process by which existing directors considered experience and skills which a new director should possess as identified by the Corporate Governance and Nominating Committee in conjunction with the full Board. Each potential nominee was first interviewed by the Chairman of the Corporate Governance and Nominating Committee and candidates deemed qualified were then interviewed by each of the directors of the Corporation. Discussion regarding qualified potential nominees was undertaken following these interviews to finalize the nomination process.

Candidates whose evaluations are favorable are then recommended by the Corporate Governance and Nominating Committee for selection by the full Board. The Board then selects and recommends candidates for nomination as directors for Shareholders to consider and vote upon at the annual meeting. In general, our company does not employ executive search firms, or pay a fee to any third party, to locate qualified candidates for director positions.
The Corporation has adopted Corporate Governance Guidelines that outline the Corporation's corporate governance policies and principles. The Corporation's Corporate Governance Guidelines and its other corporate governance documents, including its Code of Business Conduct and Ethics, Audit Committee Charter, and Nominating/Corporate Governance Committee Charter, are available, free of charge, on the Corporation's website at www.atlas-fin.com under the “Corporate Governance” link. The Corporation will also provide copies of these documents, free of charge, to any Shareholder upon written request to the Corporation's Chief Executive Officer, Scott Wollney, 150 NW Point Boulevard, Elk Grove Village, Illinois 60007. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.
Shareholder Nominations for Directors
A Shareholder wishing to nominate a candidate for election to the Board at any annual meeting at which the Board has determined that one or more directors will be elected shall submit a written notice of his or her nomination of a candidate to Atlas' executive offices, 150 Northwest Point Boulevard, Elk Grove Village, IL 60007 Attention: Scott Wollney. The submission must be received at the Corporation's principal executive offices within the time frame set forth below in “Shareholder Proposals for the 2014 Annual Meeting of Shareholders”.

In order to be valid, a Shareholder's notice must set forth (i) the name and address of the Shareholder, as they appear on the Corporation's books, as well as the Shareholder's business address and telephone number and residence address and telephone number; (ii) the class and number of shares of the Corporation which are beneficially owned by the nominating Shareholder; (iii) the name, age, business address and residence address of each nominee proposed in the notice; (iv) any relationship of the nominating Shareholder to the proposed nominee; (v) the principal occupation or employment of the nominee; (vi) the class and number of shares of the Corporation's stock beneficially owned by the nominee, if any; (vii) a description of all arrangements or understandings between the Shareholder and each nominee and any other persons pursuant to which the Shareholder is making the nomination; and (viii) any other information required to be disclosed in solicitations of proxies for election of directors or information otherwise required pursuant to Regulation 14A under the Exchange Act, as amended, relating to any person that the Shareholder proposes to nominate for election as a director, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

Executive Officers
The following table sets forth certain information regarding Atlas' and its insurance subsidiaries' executive officers:

Name	Age	Date First Appointed	Current Position
Scott Wollney	44	December 31, 2010	President, Chief Executive Officer and Director
Paul Romano	51	December 31, 2010	Vice President and Chief Financial Officer
Bruce Giles	54	December 31, 2010	Vice President, Underwriting
Joseph Shugrue	49	December 31, 2010	Vice President, Claims
Leslie DiMaggio	44	December 31, 2010	Vice President, Operations

Biographical information for each of the officers is set out below, except for Scott Wollney, President & Chief Executive Officer, which is contained in the section captioned “Business Experience” under the heading Proposal 1: Election of Directors of this Proxy Statement. None of the below officers serve as directors for any other publicly traded companies.
Paul Romano
Mr. Romano has been our Vice President and Chief Financial Officer since December 31, 2010. From March 2010 until that time, he served as Vice President and Treasurer of KAI, prior to which he was the Vice President, Data Management of Lincoln General Insurance Company from October 2008 to March 2009. From 2002 through 2008, he held various Vice President and Director positions with American Country Insurance Company ("American Country") and its affiliates. Mr. Romano holds a Certified Public Accountant designation in the State of Illinois. He received a Master of Business Administration degree from the Northwestern University Kellogg Graduate School of Management in 1996 and a Bachelor of Science, Accounting, from the University of Illinois in 1984.
Bruce Giles
Mr. Giles has been our Vice President, Underwriting since December 31, 2010. Mr. Giles was previously Assistant Vice President of Commercial Underwriting for KAI, prior to which he held various positions with KAI, from December 2003 to June 2010. From 1981 to 2003, he held various positions with Allstate Insurance Group, CIGNA and other insurance companies.
Joseph Shugrue
Mr. Shugrue has been our Vice President, Claims since December 31, 2010. Mr. Shugrue previously held various senior management positions with American Service Insurance Company and KAI, beginning in March 2004. Prior to that time, he held positions with other specialized insurance businesses beginning in October 1986.
Leslie DiMaggio
Ms. DiMaggio has been our Vice President, Operations since December 31, 2010. Ms. DiMaggio was previously the Vice President, Information Technology for Kingsway from November 2008 to June 2010, prior to which she was the President, CEO and COO of Southern United Fire Insurance Company from April 2007 to November 2008. From 2000 until 2008, she held various other executive positions at KAI. Prior to that, she worked at other specialty insurance companies.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Ethics is designed to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure of financial information in the public filings and our communications and compliance with applicable laws, rules and regulations. The Code of Business Conduct and Ethics is posted on our website at www.atlas-fin.com under “Investor Relations” and a written copy is available to Shareholders upon written request to us, to the attention of Scott Wollney.
Limitation on Liability and Indemnification of Officers and Directors
Cayman Islands law does not limit the extent to which a company's articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as a provision purporting to provide indemnification against civil fraud or the consequences of committing a crime.
Our memorandum and articles of association permit indemnification of officers and directors against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained in their capacities as such unless such losses or damages arise from breach of trust, breach of duty, dishonesty, fraud or willful default of such directors or officers.
Atlas provides additional indemnification for our directors and senior executive officers separate from that provided in our memorandum and articles of association. These agreements, among other things, require us to indemnify such persons for certain expenses, including attorneys' fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by such person in any action or proceeding arising out of their services as one of our directors or executive officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director.

We also maintain a directors and officers liability insurance policy for our directors and officers.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted with respect to our directors or officers or persons controlling us under the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable as a matter of United States law.
EXECUTIVE COMPENSATION
Compensation for executive officers is reviewed annually by the Compensation Committee. Current compensation was set based on the following criteria: (i) our size and scale; (ii) nature of our strategic objectives; and (iii) each executive's role and responsibility. Industry data (such as surveys compiled by the Property Casualty Insurers Association of America for the property & casualty insurance industry) as well as the potential for incentive compensation is also taken into consideration in the regular evaluation of base salary.
Employment agreements were executed with our executives in 2011 with an initial effective term of January 1, 2011 through December 31, 2013. These agreements provide for compensation based on a combination of base salary and incentive compensation. Incentive compensation for 2011 and 2012 was based primarily on our achieving certain financial and operational objectives, such as the successful expansion into new states and the establishment of significant new agent relationships ("cornerstone agents"). Amounts paid in 2011 and 2012 are shown in the Summary Compensation Table under the heading “Bonus.” Incentive compensation in subsequent years will be based on a combination of financial results and the achievement of strategic objectives, as determined by the Compensation Committee of the Board. Under the current plan, incentive compensation can be paid in an amount up to 75% of the executive's base salary. Final determination of incentive compensation is subject to approval by the Board. See also “Employment Agreements with Named Executive Officers” below.
Subject to the terms and conditions of our Stock Option Plan, the Compensation Committee is responsible for granting option-based awards to executive officers as an incentive. In determining appropriate grants, the Compensation Committee considers contributions to our operating results as well as expectations relative to near and longer term strategic goals and objectives in support of profitable growth.
The maximum number of Ordinary Shares reserved for issuance under the Stock Option Plan together with all other securities based compensation plans is equal to 10% of issued and outstanding Ordinary Shares at the date of grant. The exercise price of Options granted under the plan cannot be less than the volume weighted average trading price of the Ordinary Shares for the five preceding trading days. Options generally vest over a three year period and expire ten years from grant date.
On January 18, 2011, Atlas granted options to purchase 123,250 Ordinary Shares to officers and directors at an exercise price of C$6.00 per share. The Options vest 25% at date of grant and 25% on each of the next three anniversary dates and expire on January 18, 2021.
On January 11, 2013, Atlas granted options to purchase 91,667 Ordinary Shares to the Corporation's officers. The Options have an exercise price of C$6.45 per share and vest equally on the first, second and third anniversary of the grant date. The Options expire on January 11, 2023.

As of the Record Date, Atlas had 225,617 outstanding Options, at an average exercise price of C$6.04 per share.
Summary Compensation Table
The following table sets forth information concerning the total compensation for the years ended December 31, 2012, December 31, 2011 and December 31, 2010 earned by the Chief Executive Officer, the Chief Financial Officer, and our three highest paid executive officers (collectively, the “Named Executive Officers”) and our directors.

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Option Awards ($)(2)	All Other Compensation (US$)(5)	Total Compensation ($)
Scott Wollney(3) Chief Executive Officer and Director	2012	$275,000	$110,000	—	$15,452	$400,452
	2011	275,000	—	30,900	14,129	320,029
	2010	—	—	—	—	N/A
Paul A. Romano(3) Vice-President and Chief Financial Officer	2012	$175,000	$70,000	—	$13,594	$258,594
	2011	175,000	—	30,900	11,783	217,683
	2010	—	—	—	—	N/A
Bruce Giles(4) VP Underwriting and Product Development	2012	$175,000	$70,000	—	1,269	$246,269
	2011	150,000	—	30,900	519	$181,419
	2010	—	—	—	—	N/A
Leslie DiMaggio(4) VP Operations	2012	$175,000	$70,000	—	5,788	$250,788
	2011	175,000	—	30,900	4,901	210,801
	2010	—	—	—	—	N/A
Joseph Shugrue(4) VP Claims	2012	$175,000	$70,000	—	3,552	248,552
	2011	175,000	—	30,900	3,450	209,350
	2010	—	—	—	—	N/A
Notes:

(1)	Bonuses paid in a given calendar year are for performance in the prior year.
(2)
The amounts shown in this column are based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation.
Black-Scholes option pricing model was used to estimate the fair value of the 2011 option awards using the following assumptions - risk-free interest rate of 2.27% to 3.13%; dividend yield of 0.0%; expected volatility of 100%; and expected life of 6 to 9 years. Each of the individuals noted in the above Summary Compensation Table received an option to purchase 25,000 Ordinary Shares during the year ended December 31, 2011, at an exercise price of C$6.00 per Ordinary Share and expiring January 18, 2021.

(3)
Scott Wollney and Paul Romano became our Chief Executive Officer and our Chief Financial Officer, respectively, effective at 11:59 p.m. on December 31, 2010, upon the closing of the reverse merger under TSXV Policy 2.4 - Capital Pool Companies. Pursuant to the reverse merger, American Country and American Service, together with their holding company American Insurance Acquisition Inc. ("American Acquisition"), merged with and into our wholly-owned subsidiary. For the year ended December 31, 2010, Messrs Wollney and Romano did not receive any compensation from us; however, they did receive compensation from Kingsway Financial Services, Inc., the former parent of American Acquisition, American Country and American Service, for services provided to Kingsway and its subsidiaries in various capacities including but not limited to their capacities as officers of American Acquisition, American Country and American Service. No compensation was paid directly by American Acquisition, American Country or American Service to Messrs. Wollney and Romano.

(4)	Bruce Giles, Leslie DiMaggio and Joseph Shugrue were appointed as VP Underwriting & Product Development, VP Operations and VP Claims of our insurance subsidiaries, respectively, on December 31, 2010.
(5)	Includes company contributions to 401(k) plan, employee stock purchase plan and annual car allowance.

Employment Agreements with Named Executive Officers
Concurrently with the completion of the reverse merger, we entered into employment agreements with each of Scott Wollney, Paul Romano, Bruce Giles, Joseph Shugrue, and Leslie DiMaggio. The key terms of such employment agreements include:

(a)	employment being “at-will” and, subject to the severance and post-termination obligations described below, the employment agreement being terminable by either party at any time;
(b)	an annual base salary as set out in the table under the heading “Summary Compensation Table”;
(c)
the executive being entitled to participate in such employee benefit plans as we shall approve including, retirement plans, paid vacation and sick days/paid time off, disability plans, our Stock Option Plan, or such other plans as may be offered from time to time; and

(d)	severance payments and post-termination obligations as further described below under “Termination and Change of Control Benefits”.

The following table sets forth all equity awards held by the Named Executive Officers that were outstanding at the end of the most recently completed fiscal year.

Outstanding Equity Awards as at December 31, 2012
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Scott Wollney Chief Executive Officer and Director	4,167	4,167	C$6.00	January 18, 2021
Paul A. Romano Vice-President and Chief Financial Officer	4,167	4,167	C$6.00	January 18, 2021
Bruce Giles VP Underwriting and Product Development	4,167	4,167	C$6.00	January 18, 2021
Leslie DiMaggio VP Operations	4,167	4,167	C$6.00	January 18, 2021
Joseph Shugrue VP Claims	4,167	4,167	C$6.00	January 18, 2021

(1)
These Options were granted on January 18, 2011 and 25% of the Ordinary Shares subject to the Options vested on the date of grant and the remaining 75% of the Ordinary Shares subject to the Options vest in 25% increments on each of the first through third anniversaries of the date of grant.

Pension Plan Benefits
We do not currently maintain any pension or retirement plans that provide for payments or benefits at, following, or in connection with retirement.
Termination and Change of Control Benefits
We are party to employment agreements with the Named Executive Officers pursuant to which, if we terminate the executive without Cause (as defined in the employment agreement), or the executive’s employment is terminated in connection with a Change of Control (as defined in the employment agreement), the executive will be entitled to certain payments and benefits as set out below.

If terminated without Cause:	Continuation of base salary for: (1)	Lump-sum Payment equal to:	Continuation of employee health benefits covered under COBRA for: (1) (2)
During Year 1	24 months	100% of base salary	24 months
During Year 2	24 months	50% of base salary	12 months
During Year 3	12 months	Most recently awarded bonus	12 months
Notes:

(1)	The continuation of base salary and COBRA benefits will cease on the first of the month immediately following the date on which the executive becomes employed by a subsequent employer.
(2)	Continuation coverage will continue for the period set forth in this column, or the maximum period of time allowed by law, if shorter.
If, after a "Change of Control" (as defined in the employment agreement), the executive maintains employment with us (or our successor) for at least 180 days, the executive may terminate his employment at will and will be entitled to certain severance payments and post-termination benefits. Such payments and benefits shall be determined based upon the length of such executive's employment and shall mirror the payments and benefits that would have been in effect had we terminated the executive’s employment without cause on such date.
2012 Director Compensation
During the fiscal year ended December 31, 2012, we paid cash compensation for services rendered to the non-executive directors of our Board, and we reimburse the out-of-pocket expenses of our directors incurred in connection with attendance at or participation in meetings of the Board. Compensation of our non-executive directors was set based on the following criteria: (i) our size and scale; (ii) our perceived risk factors; and (iii) each member's role and responsibility.

The following table shows the compensation paid to directors for the most recently completed fiscal year. Named Executive Officers, who also act as our directors, do not receive any additional compensation for services rendered in such capacity, other than as paid by us to such officers in their capacity as officers. See “Summary Compensation Table” for information regarding the compensation paid to our Named Executive Officers.

Name	Fees Earned or Paid in Cash($)	Non-Equity Incentive Plan Compensation ($)	Total Compensation ($)
Jordan Kupinsky(1)	$50,000	Nil	$50,000
Gordon Pratt(2)	$60,000	Nil	$60,000
Larry Swets, Jr. (2)	$40,000	Nil	$40,000

Notes:

(1)	As of December 31, 2012, Mr. Kupinsky had an aggregate of 37,895 option awards outstanding and no share awards outstanding.
(2)	As of December 31, 2012, each of Mr. Pratt and Mr. Swets had an aggregate of 27,195 option awards outstanding and no share awards outstanding.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
As at the Reference Date, no executive officers, directors, employees or former executive officers, directors or employees of the Corporation or any of its subsidiaries, was indebted to the Corporation, any of its subsidiaries, or any other entity if the indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries, in connection with a purchase of securities or otherwise.
RELATED PERSON TRANSACTIONS
No director or senior officer, and no associate or affiliate of the foregoing persons, no insider and no family member of such persons has or has had any material interest, direct or indirect, in any transactions during the fiscal years ended December 31, 2011 and December 31, 2012, or any transaction, or any proposed transaction, which has materially affected or will materially affect the Corporation.
EQUITY COMPENSATION PLAN INFORMATION
The following table includes information as of December 31, 2012 with respect to Atlas' equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding Options, warrants and rights	Weighted-average exercise price of outstanding Options ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by securityholders	123,250 Ordinary Shares(1)	$6.00	102,442 (3)
Equity compensation plans not approved by securityholders	10,700 Ordinary Shares(2)	$3.00	Nil
Total	133,950 Ordinary Shares	$5.40	102,442 (3)
Notes:
(1)    Issued pursuant to the Stock Option Plan on January 18, 2011.
(2)    Issued pursuant to stock option agreements on March 18, 2010, prior to implementation of the Stock Option Plan.

(3)	Equal to the maximum number of securities remaining issuable under the 2011 Stock Option Plan (10% of issued and outstanding ordinary shares as of December 31, 2012)
Shareholder Proposals for the 2014 Annual Meeting of Shareholders
If a Shareholder wishes to have a proposal included in the Corporation's Proxy Statement and form of proxy for the 2014 annual general meeting of Shareholders, the proposal must conform to the applicable proxy rules of the SEC concerning the submission and content of proposals and must be received by the Corporation prior to the close of business on December 27, 2013. In addition, if a Shareholder intends to present a proposal at Atlas' 2014 annual general meeting of Shareholders without the inclusion of the proposal in the Corporation's proxy materials and written notice of the proposal is not received by the Corporation on or before December 27, 2013, proxies solicited by the Board for the 2014 annual meeting of Shareholders will confer discretionary authority to vote on the proposal if presented at the meeting. Shareholders should submit proposals to Atlas' executive offices, 150 Northwest Point Boulevard, Elk Grove Village, IL 60007 Attention: Scott Wollney. Atlas reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

COMMUNICATIONS WITH BOARD OF DIRECTORS
Shareholders who wish to send communications on any topic to any member of the Board should address such communications to Atlas at 150 Northwest Point Boulevard, Elk Grove Village, IL 60007, Attention: Scott Wollney. All communications will be forwarded to the Board, individual director, lead director or group of non-employee directors, as applicable, although the Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.
ANNUAL REPORT
All Shareholders of record on the Record Date are concurrently being sent a copy of Atlas' 2012 Annual Report, which contains Atlas' certified financial statements for the fiscal year ended December 31, 2012. Additional information relating to the Corporation is available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.
Any person who was a Shareholder of Atlas at the close of business on the Record Date, may obtain copies of Atlas' 2012 Annual Report on Form 10-K as filed with the SEC, without charge, via the Corporation's website at www.atlas-fin.com or by written request to Atlas at, 150 Northwest Point Boulevard, Elk Grove Village, IL 60007, Attention: Scott Wollney.
The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more Shareholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those Shareholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for Shareholders and cost savings for companies.
Although we do not intend to household for our Shareholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
As of the date of this Proxy Statement the Corporation is not aware of any matter other than those described in this Proxy Statement that will be presented for consideration at the Meeting. If any other matter or matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with their best judgment.
By order of the Board of Directors

“Gordon Pratt”
Gordon Pratt Chairman of the Board

APPENDIX “A”
AUDIT COMMITTEE CHARTER
Name
There shall be a committee of the board of directors (the “Board”) of Atlas Financial Holdings, Inc. (the “Company”) known as the Audit Committee.
Purpose of Audit Committee
The Audit Committee has been established to assist the Board in fulfilling its oversight responsibilities with respect to the following principal areas:

(a)	the Company's external audit function; including the qualifications, independence, appointment and oversight of the work of the external auditors;

(b)	the Company's accounting and financial reporting requirements;

(c)	the Company's reporting of financial information to the public;

(d)	the Company's compliance with law and regulatory requirements;

(e)	the Company's risks and risk management policies;

(f)	the Company's system of internal controls and management information systems; and

(g)	such other functions as are delegated to it by the Board.
Specifically, with respect to the Company's external audit function, the Audit Committee assists the Board in fulfilling its oversight responsibilities relating to: the quality and integrity of the Company's financial statements; the independent auditors' qualifications; and the performance of the Company's independent auditors.
Membership
The Audit Committee shall consist of as many members as the Board shall determine but, in any event not fewer than three directors appointed by the Board. Each member of the Audit Committee shall continue to be a member until a successor is appointed, unless the member resigns, is removed or ceases to be a director of the Company. The Board may fill a vacancy that occurs in the Audit Committee at any time.
Members of the Audit Committee shall be selected based upon the following and in accordance with applicable laws, rules and regulations:

(a)
Financially Literate. Each member shall be financially literate or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. For these purposes, an individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements.

Chair and Secretary
The Chair of the Audit Committee shall be designated by the Board. If the Chair is not present at a meeting of the Audit Committee, the members of the Audit Committee may designate an interim Chair for the meeting by majority vote of the members present. The Secretary of the Company shall be the Secretary of the Audit Committee, provided that if the Secretary is not present, the Chair of the meeting may appoint a secretary for the meeting with the consent of the Audit Committee members who are present. A member of the Audit Committee may be designated as the liaison member to report on the deliberations of the Audit Committees of affiliated companies (if applicable).
Meetings
The Chair of the Audit Committee, in consultation with the Audit Committee members, shall determine the schedule and frequency of the Audit Committee meetings provided that the Audit Committee will meet at least four times in each fiscal year and at least once in every fiscal quarter. The Audit Committee shall have the authority to convene additional meetings as circumstances require.
Notice of every meeting shall be given to the external and internal auditors of the Company, and meetings shall be convened whenever requested by the external auditors or any member of the Audit Committee in accordance with applicable law. The Audit Committee shall meet separately and periodically with management, legal counsel and the external auditors. The Audit Committee shall meet separately with the external auditors at every meeting of the Audit Committee at which external auditors are present.

Meeting Agendas
Agendas for meetings of the Audit Committee shall be developed by the Chair of the Audit Committee in consultation with the management and the corporate secretary, and shall be circulated to Audit Committee members as far in advance of each Audit Committee meeting as is reasonable.
Resources and Authority
The Audit Committee shall have the resources and the authority to discharge its responsibilities, including the authority, in its sole discretion, to engage, at the expense of the Company, outside consultants, independent legal counsel and other advisors and experts as it determines necessary to carry out its duties, without seeking approval of the Board or management.
The Audit Committee shall have the authority to conduct any investigation necessary and appropriate to fulfilling its responsibilities, and has direct access to and the authority to communicate directly with the internal and external auditors, the counsel of the Company and other officers and employees of the Company.
The members of the Audit Committee shall have the right for the purpose of performing their duties to inspect all the books and records of the Company and its subsidiaries and to discuss such accounts and records and any matters relating to the financial position, risk management and internal controls of the Company with the officers and external and internal auditors of the Company and its subsidiaries. Any member of the Audit Committee may require the external or internal auditors to attend any or every meeting of the Audit Committee.
Responsibilities
The Company's management is responsible for preparing the Company's financial statements and the external auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of those activities by the Company's management and external auditors, and overseeing the activities of the internal auditors.
The specific responsibilities of the Audit Committee shall include those listed below. The enumerated responsibilities are not meant to restrict the Audit Committee from examining any matters related to its purpose.
1.    Financial Reporting Process and Financial Statements
The Audit Committee shall:

(a)
in consultation with the external auditors and the internal auditors, review the integrity of the Company's financial reporting process, both internal and external, and any major issues as to the adequacy of the internal controls and any special audit steps adopted in light of material control deficiencies;

(b)
review all material transactions and material contracts entered into between (i) the Company or any subsidiary of the Company, and (ii) any subsidiary, director, officer, insider or related party of the Company, other than transactions in the ordinary course of business;

(c)
review and discuss with management and the external auditors: (i) the preparation of Company's annual audited consolidated financial statements and its interim unaudited consolidated financial statements; (ii) whether the financial statements present fairly (in accordance with Canadian generally accepted accounting principles) in all material respects the financial condition, results of operations and cash flows of the Company as of and for the periods presented; (iii) any matters required to be discussed with the external auditors according to Canadian generally accepted auditing standards; (iv) an annual report by the external auditors describing: (A) all critical accounting policies and practices used by the Company; (B) all material alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, including the ramifications of the use such alternative treatments and disclosures and the treatment preferred by the external auditors; and (C) other material written communications between the external auditors and management;

(d)
following completion of the annual audit, review with each of: (i) management; (ii) the external auditors; and (iii) the internal auditors, any significant issues, concerns or difficulties encountered during the course of the audit;

(e)	resolve disagreements between management and the external auditors regarding financial reporting;

(f)	review the interim quarterly and annual financial statements and annual and interim press releases prior to the release of earnings information; and

(g)
review and be satisfied that adequate procedures are in place for the review of the public disclosure of financial information by the Company extracted or derived from the Company's financial statements, other than the disclosure referred to in (f), and periodically assess the adequacy of those procedures.

2.    External Auditors
The Audit Committee shall:

(a)	require the external auditors to report directly to the Audit Committee;

(b)
be directly responsible for the selection, nomination, compensation, retention, termination and oversight of the work of the Company's external auditors engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Company, and in such regard recommend to the Board the external auditors to be nominated for approval by the Shareholders;

(c)
approve all audit engagements and must pre-approve the provision by the external auditors of all non-audit services, including fees and terms for all audit engagements and non-audit engagements, and in such regard the Audit Committee may establish the types of non-audit services the external auditors shall be prohibited from providing and shall establish the types of audit, audit related and non-audit services for which the Audit Committee will retain the external auditors. The Audit Committee may delegate to one or more of its members the authority to pre-approve non-audit services, provided that any such delegated pre-approval shall be exercised in accordance with the types of particular non-audit services authorized by the Audit Committee to be provided by the external auditor and the exercise of such delegated pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting following such pre-approval;

(d)	review and approve the Company's policies for the hiring of partners and employees and former partners and employees of the external auditors;

(e)	consider, assess and report to the Board with regard to the independence and performance of the external auditors; and

(f)
request and review the audit plan of the external auditors as well as a report by the external auditors to be submitted at least annually regarding: (i) the external auditing firm's internal quality-control procedures; (ii) any material issues raised by the external auditor's own most recent internal quality-control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the external auditors, and any steps taken to deal with any such issues.

3.    Accounting Systems and Internal Controls
The Audit Committee shall:

(a)
oversee management's design and implementation of and reporting on internal controls. The Audit Committee shall also receive and review reports from management, the internal auditors and the external auditors on an annual basis with regard to the reliability and effective operation of the Company's accounting system and internal controls; and

(b)
review annually the activities, organization and qualifications of the internal auditors and discuss with the external auditors the responsibilities, budget and staffing of the internal audit function.

4.    Legal and Regulatory Requirements
The Audit Committee shall:

(a)	receive and review timely analysis by management of significant issues relating to public disclosure and reporting;

(b)	review, prior to finalization, periodic public disclosure documents containing financial information, including the Management's Discussion and Analysis and Annual Information Form, if required;

(c)	prepare the report of the Audit Committee required to be included in the Company's periodic filings;

(d)	review with the Company's counsel legal compliance matters, significant litigation and other legal matters that could have a significant impact on the Company's financial statements; and

(e)
assist the Board in the oversight of compliance with legal and regulatory requirements and review with legal counsel the adequacy and effectiveness of the Company's procedures to ensure compliance with legal and regulatory responsibilities.

5.    Additional Responsibilities
The Audit Committee shall:

(a)	discuss policies with the external auditor, internal auditor and management with respect to risk assessment and risk management;

(b)	establish procedures and policies for the following:

(i)	the receipt, retention, treatment and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(ii)
the confidential, anonymous submission by directors or employees of the Company of concerns regarding questionable accounting or auditing matters or any potential violations of legal or regulatory provisions;

(c)	prepare and review with the Board an annual performance evaluation of the Audit Committee;

(d)
report regularly to the Board, including with regard to matters such as the quality or integrity of the Company's financial statements, compliance with legal or regulatory requirements, the performance of the internal audit function, and the performance and independence of the external auditors; and

(e)	review and reassess the adequacy of the Audit Committee's Charter on an annual basis.
6.    Limitation on the Oversight Role of the Audit Committee
Nothing in this Charter is intended, or may be construed, to impose on any member of the Audit Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all members of the Board are subject.

Each member of the Audit Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives financial and other information, and the accuracy of the information provided to the Company by such persons or organizations.
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles in Canada and applicable rules and regulations. These are the responsibility of management and the external auditors.

APPENDIX “B”
STOCK OPTION PLAN
ARTICLE I: PURPOSE

1.	Purpose
The purpose of this Stock Option Plan (as amended from time to time, the “Plan”) is to advance the interests of the Corporation by: (i) providing Eligible Persons with financial incentives; (ii) encouraging stock ownership by Eligible Persons; (iii) increasing the proprietary interest of Eligible Persons in the success of the Corporation; (iv) encouraging Eligible Persons to remain with the Corporation or its Affiliates; and (v) attracting new Employees, Officers, Directors and Consultants to the Corporation or its Affiliates.
ARTICLE II: INTERPRETATION

1.	Definitions
When used herein, the following terms have the following meanings, respectively:

(a)	“Act” means the Securities Act (Ontario);

(b)	“Affiliate” means any corporation that is an affiliate of the Corporation as defined in the Act;

(c)
“Blackout Period” means a period of time when, pursuant to any policies of the Corporation, securities of the Corporation may not be traded by certain persons as designated by the Corporation, including an Optionee;

(d)	“Board” means the board of directors of the Corporation;

(e)	“Change of Control” means the occurrence of any one or more of the following events:

(i)
a consolidation, merger, amalgamation, arrangement or other reorganization, takeover bid or acquisition involving the Corporation or any of its Affiliates and another corporation or other entity, as a result of which the holders of Shares immediately prior to the completion of the transaction hold less than 50% of the outstanding rights to vote in respect of the shares of the successor corporation after completion of the transaction;

(ii)
the sale, lease, exchange or other disposition, in a single transaction or a series of related transactions, of assets, rights or properties of the Corporation and/or any of its Subsidiaries which have an aggregate book value greater than 50% of the book value of the assets, rights and properties of the Corporation and its Subsidiaries on a consolidated basis to any other person or entity, other than a disposition to an Affiliate of the assets, rights and properties of the Corporation in the course of a reorganization of the assets of the Corporation and its Affiliates;

(iii)	a resolution is adopted to wind-up, dissolve or liquidate the Corporation; or

(iv)	the Board adopts a resolution to the effect that a Change of Control as defined herein has occurred or is imminent.

(f)
“Commitment Form” means the notice of grant of an Option delivered by the Corporation hereunder to an Optionee in the form of Schedule “A” attached hereto, or in such other form as the Compensation Committee may approve for any one or more Optionees or for a group of Optionees, as same may be amended from time to time;

(g)	“Compensation Committee” means the compensation committee of the Board;

(h)	“Consultant” means any individual or Consulting Company, other than an Employee or a Director, that:

(i)
is engaged to provide on a ongoing bona fide basis, consulting, technical, management or other services to the Corporation or to an Affiliate, other than services provided in relation to a Distribution (as such term is defined in the Act);

(ii)	provides the services under a written contract between the Corporation or the Affiliate and the individual or the Consultant Company;

(iii)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate; and

(iv)	has a relationship with the Corporation or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Corporation.

(i)
“Consulting Company” means a company or partnership providing consulting services to the Corporation or an Affiliate and, if applicable, for whom an individual consultant providing consulting services to the Corporation or an Affiliate may be an employee, shareholder or partner;

(j)	“Control” means:

(i)
when applied to the relationship between a person and a corporation, the beneficial ownership by the person, at the relevant time, of shares of the corporation carrying either (A) more than 50% of the voting rights ordinarily exercisable at meetings of shareholders of the corporation or (B) the percentage of voting rights ordinarily exercisable at meetings of shareholders of the corporation sufficient in fact to elect a majority of the directors of the corporation; and

(ii)
when applied to the relationship between a person and a partnership or joint venture, the beneficial ownership by the person, at the relevant time, of more than 50% of the ownership interests of the partnership or joint venture in circumstances where it can reasonably be expected that the person directs the affairs of the partnership or joint venture;

(k)	“Corporation” means Atlas Financial Holdings, Inc., and includes any successor corporation thereto;

(l)	“Director” means a director of the Corporation or of an Affiliate;

(m)	“Effective Date” for an Option means the date on which the Option is granted;

(n)
“Eligible Person” means, subject to the administrative guidelines and other rules and regulations relating to the Plan and to all applicable law, any Employee, Officer, Director, or Consultant who is approved for participation in the Plan by the Compensation Committee;

(o)	“Employee” means:

(i)
an individual who would be considered an employee of the Corporation or its Subsidiary under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source);

(ii)
an individual who works full-time for the Corporation or its Subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

(iii)
an individual who works for the Corporation or its Subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source;

(p)	“Exchange” means the TSX Venture Exchange Inc. or any other stock exchange on which the Shares are then listed for trading;

(q)	“Exercise Form” means the notice of exercise of option in the form of Schedule “B” attached hereto;

(r)
“Exercise Period” means the period of time during which an Option granted under the Plan may be exercised (provided, however, that the Exercise Period may not exceed ten (10) years from the relevant Effective Date unless permitted under Section 4.4(b));

(s)	“Exercise Price” has the meaning ascribed thereto in Section 4.2;

(t)
“Incapacity” of an Optionee means his total or substantially total mental, physical, natural or legal inability to perform regularly his day-to-day functions for a period of six (6) months, the whole as evidenced and determined by an independent medical expert chosen by the Compensation Committee or as determined by a final and definitive judgment rendered by a court of competent jurisdiction thereto;

(u)	“Insider” has the meaning given to such term in the Act;

(v)
“Merger and Acquisition Transaction” means (i) any merger; (ii) any acquisition; (iii) any amalgamation; (iv) any offer for Shares which if successful would entitle the offeror to acquire more than 50% of all Shares; (v) any arrangement or other scheme of reorganization; or (vi) any consolidation, that results in a Change of Control;

(w)	“Officer” means an officer of the Corporation or of an Affiliate;

(x)	“Option” means the right to purchase Shares granted to an Eligible Person in accordance with the terms of the Plan;

(y)	“Optioned Shares” means Shares subject to an Option;

(z)
“Optionee” means an Eligible Person to whom an Option is granted by the Corporation under the Plan, whether a Director, Officer, Employee, or Consultant (including, for greater certainty, an individual or a Consulting Company);

(aa)
“person” or “persons” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

(ab)	“Plan” has the meaning ascribed thereto in Section 1.1;

(ac)	“Regulatory Approval” means the approval of any securities or other applicable regulatory agency (including the Exchange) which may have jurisdiction in the circumstances;

(ad)	“Shares” means the Ordinary Shares in the capital of the Corporation;

(ae)	“Subsidiary” means a corporation which is a subsidiary of the Corporation as defined in the Act;

(af)	“Termination Date” means:

(i)
in the case of an Optionee whose employment or term of office with the Corporation or an Affiliate terminates in the circumstances set out in Section 4.10(b) or 4.10(c)(i), the date that is designated by the Corporation or the Affiliate, as the case may be, as the last day of such person's employment or term of office with the Corporation or the Affiliate, as the case may be;

(ii)
in the case of an Optionee whose employment or term of office with the Corporation or an Affiliate terminates in the circumstances set out in Section 4.10(c)(ii), the date of the notice of termination of employment or term of office given by the Corporation or the Affiliate, as the case may be;

(iii)	in the case of an Optionee whose employment or term of office with the Corporation or an Affiliate terminates in the circumstances set out in Section 4.10(c)(iii), the date of retirement;

(iv)
in the case of an Optionee whose consulting arrangements (or, if applicable, those of its Consulting Company if the Optionee is an individual) are terminated by the Corporation or an Affiliate in the circumstances set out in Section 4.10(d), the date that is designated by the Corporation or the Affiliate, as the case may be, as the last day of the Optionee's consulting arrangements (or those of its Consulting Company) with the Corporation or the Affiliate, as the case may be;

(v)
in the case of an Optionee whose consulting arrangements (or, if applicable, those of its Consulting Company if the Optionee is an individual) are terminated in the circumstances set out in Section 4.10(e), the date of the notice of termination given to the Optionee (or, if applicable, those of its Consulting Company if the Optionee is an individual) or the expiry of the original term or any subsequent renewal term of the consulting arrangements, as the case may be;

and in each such case, “Termination Date” specifically does not mean the date on which any period of reasonable notice that the Corporation or the Affiliate, as the case may be, may be required at law to provide to the Optionee would expire.
2.    Interpretation

(a)
A reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations.

(b)	Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine.

ARTICLE III:ADMINISTRATION
1.    Administration of Plan

(a)
The Compensation Committee will, subject to any terms and conditions the Board may prescribe from time to time, in accordance with the Plan, be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder.

(b)
Subject to the limitations of the Plan, the Compensation Committee has the authority to: (i) grant Options to purchase Shares to Eligible Persons; (ii) determine the terms, including the limitations, restrictions and conditions, if any, upon such grants; (iii) interpret the Plan and to adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Plan as it may from time to time deem advisable, subject to required Regulatory Approval; and (iv) make all other determinations and to take all other actions in connection with the implementation and administration of the Plan as it may deem necessary or advisable.

(c)
Any decision, interpretation or other action made or taken in good faith by or at the direction of the Corporation, the Board or the Compensation Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Corporation and Optionees and their respective heirs, executors, administrators, successors and assigns and all other persons.

(d)	The day-to-day administration of the Plan may be delegated to such officers and employees of the Corporation or of an Affiliate as the Board or the Compensation Committee determines.
(e)    The Corporation is responsible for all costs of administration of the Plan.

2.	Eligibility
Eligible Persons are eligible to participate in the Plan, provided that eligibility to participate does not confer upon any Eligible Person any right to be granted Options pursuant to the Plan. The extent to which any Eligible Person is entitled to be granted Options pursuant to the Plan will be determined in the sole and absolute discretion of the Compensation Committee.

3.	Shares Reserved Under the Plan

(a)
The maximum number of Shares reserved for issuance under the Plan and all of the Corporation's other security based compensation arrangements at any given time is equal to 10% of the issued and outstanding Shares as at the date of grant of an Option under the Plan, subject to adjustment or increase of such number pursuant to Section 4.13. The Plan is an “evergreen” plan. Any Shares subject to an Option which has been granted under the Plan, and which has been cancelled, expired or terminated in accordance with the terms of the Plan, without having been exercised, will again be available under the Plan. Any increase in the issued and outstanding Shares will result in an increase in the available number of Shares issuable under the Plan, and any exercises of Options will make new grants available under the Plan, effectively resulting in a re-loading of the number of Options available to grant under the Plan.

(b)
The aggregate number of Shares reserved for issuance pursuant to Options granted to any one person within any twelve-month period shall not exceed 5% of the issued and outstanding Shares at the time of the grant of the Option. The aggregate number of Shares issued to Insiders of the Corporation within any twelve-month month period, or issuable to Insiders of the Corporation at any time, under the Plan and any other security based compensation arrangements of the Corporation may not exceed 10% of the total number of issued and outstanding Shares at such time.

(c)
Notwithstanding the foregoing, (i) no more than 2% of the issued and outstanding Shares may be granted to any one Consultant in any 12 month period; and (ii) no more than an aggregate of 2% of the issued and outstanding Shares may be granted to all Employees conducting investor relations activities in any 12 month period.

4.	Incorporation of Terms of Plan
Subject to specific variations approved by the Compensation Committee, all terms and conditions set out in the Plan will be deemed to be incorporated into and form part of each Option granted under the Plan.

ARTICLE IV: GRANT OF OPTIONS

1.     Grant of Options
The Compensation Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Board or Compensation Committee may prescribe, grant Options to any Eligible Person.
2.     Exercise Price
The Compensation Committee will establish the exercise price of an Option (the “Exercise Price”) at the time each Option is granted. The Exercise Price shall not be less than the market price of the Shares which will be equal to the volume weighted average trading price of the Shares on the Exchange for the five trading days immediately preceding the Effective Date.
3.    Number of Shares Subject to Option
The number of Shares subject to each Option shall be determined by the Compensation Committee, and such number shall be set out in the Commitment Form evidencing the grant of such Option.
4.    Expiration of Options

(a)
Subject to any accelerated termination as set forth in the Plan, all Options granted pursuant to the Plan will expire on the date (the “Expiry Date”) as determined by the Compensation Committee at the date of grant provided that no Option may be exercised beyond ten (10) years from the Effective Date.

(b)
Notwithstanding the above, if the Expiry Date for any Option falls within a Blackout Period or within 10 business days from the expiration of a Blackout Period (such Options to be referred to as “Restricted Options”), the Expiry Date of such Restricted Options shall be automatically extended to the date that is the 10th business day following the end of the Blackout Period, such 10th Business Day to be considered the Expiry Date for such Restricted Options for all purposes under the Plan.

5.	Non-Assignable and Non-Transferable
Options are non-assignable and non-transferable although they are assignable to and may be exercisable by an Optionee's legal heirs, personal representatives or guardians as provided in Section 4.9. Upon written notice from an Eligible Person under the Plan, any Option that might otherwise be granted to that Eligible Person, will be granted, in whole or in part, to a registered retirement savings plan (“RRSP”) or a holding company established by, and for the sole benefit of, the Eligible Person.

6.	Vesting of Option Rights

(a)
Subject to Subsection (b) below, the Compensation Committee may determine when any Option will become exercisable and may determine that the Option will be exercisable in instalments or pursuant to a vesting schedule. Such terms shall be set out in the Commitment Form evidencing the grant of such Option. Unless the Compensation Committee determines otherwise, and subject to the other provisions of the Plan, Options issued will be subject to a vesting schedule as follows:

(i)	one-third on the Effective Date;

(ii)	one-third upon the first anniversary of the Effective Date; and

(iii)	one-third upon the second anniversary of the Effective Date.

(b)	Options issued to Consultants performing investor relations activities must vest in stages over 12 months with no more than one-quarter of the Options vesting in any three month period.

7.	Amendment of Option

The Compensation Committee may amend the terms of an Option in accordance with the Plan provided that any amendment that extends the term or reduces the Exercise Price of an Option held by an Insider at the time of the proposed amendment shall be subject to disinterested shareholder approval.

8.	Acceleration of Vesting Period
Subject to the Board or the Compensation Committee determining otherwise, in the event of a Change of Control, all Options outstanding shall be immediately exercisable, notwithstanding any determination of the Board pursuant to Section 4.6, if applicable. Notwithstanding the vesting schedule for an Option, the Compensation Committee shall have the right with respect to any one or more Optionees in the Plan to accelerate the time at which an Option may be exercised.

9.	Death or Incapacity of Optionee
In the event of the death or Incapacity of an Optionee:

(a)
the executor or administrator of the Optionee's estate or the Optionee, as the case may be, may exercise any Options of the Optionee to the extent that the Options were exercisable at the date of such death or Incapacity and the right to exercise the Options terminates on the earlier of: (i) the date that is twelve months from the date of the Optionee's death, if the Optionee has died, or 30 days after the six month period referred to in the definition of “Incapacity”, in the event of Incapacity; and (ii) the date on which the Exercise Period of the particular Option expires. Any Options held by the Optionee that were not exercisable at the date of death or Incapacity immediately expire and are cancelled on such date; and

(b)	such Optionee's eligibility to receive further grants of Options under the Plan ceases as of the date of the Optionee's death or Incapacity, as the case may be.

10.	Termination of Employment or Cease to Hold Office

(a)
In the event an Optionee's employment or consulting arrangements (or, if applicable, those of its Consulting Company if the Consultant who is an Optionee is an individual) or term of office with the Corporation or an Affiliate ceases by reason of the Optionee's death or Incapacity, then the provisions of Section 4.9 will apply.

(b)
In the event an Optionee's employment or term of office with the Corporation or an Affiliate is terminated by the Corporation or an Affiliate for lawful cause, then any Options held by such Optionee, whether or not such Options are exercisable at the applicable Termination Date, immediately expire and are cancelled on the Termination Date at a time determined by the Compensation Committee, at its discretion.

(c)
In the event an Optionee's employment or term of office terminates by reason of: (i) voluntary resignation by such Optionee; (ii) termination by the Corporation or an Affiliate without cause (whether such termination occurs with or without any or adequate reasonable notice or with or without any or adequate compensation in lieu of such reasonable notice); or (iii) the retirement of such Optionee in accordance with the then customary policies and practices of the Corporation in relation to retirement, then any Options held by such Optionee that are exercisable at the Termination Date continue to be exercisable by such Optionee until the earlier of (A) the date that is 90 days from the Termination Date; and (B) the date on which the Exercise Period of the particular Option expires. Any Options held by such Optionee that are not exercisable at the Termination Date immediately expire and are cancelled on the Termination Date.

(d)
In the event an Optionee's consulting arrangements (or, if applicable, those of its Consulting Company if the Optionee is an individual) with the Corporation or an Affiliate are terminated by the Corporation or an Affiliate for breach of agreement prior to the expiry of the original term or any subsequent renewal term of such arrangements, then any Options held by the Optionee (or, if applicable, those of its Consulting Company if the Optionee is an individual), whether or not such Options are exercisable at the applicable Termination Date, immediately expire and are cancelled on the Termination Date at a time determined by the Compensation Committee, at its discretion.

(e)
In the event an Optionee's consulting arrangements (or, if applicable, those of its Consulting Company if the Optionee is an individual) with the Corporation or an Affiliate are terminated in circumstances other than those referred to in Section 4.10(d), any Options held by the Optionee that are exercisable at the Termination Date continue to be exercisable by the Optionee until the earlier of: (i) the date that is 90 days from the Termination Date; and (ii) the date on which the Exercise Period of the particular Option expires. Any Options held by the Optionee that are not exercisable at the Termination Date immediately expire and are cancelled upon the Termination Date.

(f)	An Optionee's eligibility to receive further grants of Options under the Plan ceases as of the applicable Termination Date.

11.	Discretion to Permit Exercise
Notwithstanding the provisions of Sections 4.9 and 4.10, the Board may, in its discretion, at any time prior to or following the events contemplated in such sections and in any Commitment Form, permit the exercise of any or all Options held by the Optionee in the manner and on terms authorized by the Board, provided that, subject to an extension pursuant to Section 4.4(b), the Board will not, in any case, authorize the exercise of an Option pursuant to this section beyond the Expiry Date of the particular Option.

12.	General
The existence of any Options does not affect in any way the right or power of the Corporation or its shareholders to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the Corporation's capital structure or its business, or any amalgamation, merger or consolidation involving the Corporation, to create or issue any bonds, debentures, shares or other securities of the Corporation or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or to effect any other corporate act or proceeding, whether of a similar character or otherwise, whether or not any such action referred to in this section would have an adverse effect on the Plan or any Option granted hereunder, subject to Sections 4.13(a) and 4.13(b).

13.	Adjustment

(a)
In the event of a subdivision, consolidation or reclassification of Shares or any similar capital reorganization, or any other change to be made in the capitalization of the Corporation including an exchange of Shares for another security of the Corporation that, in the opinion of the Compensation Committee, acting reasonably and in good faith, would warrant the replacement or amendment of any existing Options in order to adjust:

(i)	the number of Shares or other securities that may be acquired on the exercise of any outstanding Options; or

(ii)	the Exercise Price of any outstanding Options,
in order to preserve proportionately the rights and obligations of the Optionees, the Compensation Committee will authorize such steps, subject to Regulatory Approval, if required, to be taken as are equitable and appropriate to that end.

(b)
In the event of an amalgamation, combination, merger or other reorganization involving the Corporation, by exchange of shares, by sale or lease of assets, or otherwise, that, in the opinion of the Compensation Committee, acting reasonably and in good faith, warrants the replacement or amendment of any existing Options in order to adjust:

(i)	the number of Shares or other securities that may be acquired on the exercise of any outstanding Options; or

(ii)	the Exercise Price of any outstanding Options,
in order to preserve proportionately the rights and obligations of the Optionees, the Compensation Committee will authorize such steps, subject to Regulatory Approval, if required, to be taken as are equitable and appropriate to that end.

(c)
Except as expressly provided in Sections 4.13(a) and 4.13(b), neither the issue by the Corporation of shares of any class or securities convertible into or exchangeable for shares of any class, nor the conversion or exchange of such shares or securities, affects, and no adjustment by reason thereof is to be made with respect to: (i) the number of Shares that may be acquired on the exercise of any outstanding Options; or (ii) the Exercise Price of any outstanding Options.

(d)
The Corporation will not be required to issue fractional Shares in satisfaction of its obligations hereunder and any fractional interest in a Share that would, except for the provisions of this Section 4.13(d), be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Corporation.

14.	Disputes
If any questions arise at any time with respect to the Exercise Price or number of Optioned Shares or other securities deliverable upon exercise of an Option in any of the events set out in Section 4.13(a) and 4.13(b), such questions will be conclusively determined by the Corporation's auditors, or, if they decline to so act, any other firm of chartered accountants that the Corporation may designate and who will have access to all appropriate records and such determination will be binding upon the Corporation and all Optionees.

15.	Compliance with Law and Tax Withholding

(a)
The Corporation is not obligated to grant any Options, issue any Shares or other securities, make any payments or take any other action if, in the opinion of the Compensation Committee, in its sole discretion, such action would constitute a violation by an Optionee or the Corporation of any provision of any applicable law, including any statutory or regulatory enactment of any government or government agency. Optioned Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Optioned Shares shall comply with all relevant provisions of law, including, without limitation, any applicable provincial, state or federal securities laws, and the requirements of the Exchange, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any Optioned Shares under the Plan, or the inability of the Corporation to lawfully issue, sell, or deliver any Optioned Shares, shall relieve the Corporation of any liability with respect to the non-issuance, sale or delivery of such Optioned Shares.

(b)
Delivery of the Shares, upon exercise of Options, is subject to the satisfaction of all applicable federal, state, provincial, local and foreign tax obligations, including obligations to make withholdings or deductions in respect of the benefits arising hereunder. The Corporation will have the power and right to require the Optionee to remit to the Corporation an amount sufficient to satisfy any applicable tax or withholding obligations required by law. Further, the Corporation may require the Optionee to satisfy, in whole or in part, such tax or withholding obligations by instructing the Corporation to withhold Shares that would otherwise be received by the Optionee upon exercise, sell such Shares on behalf of the Optionee and remit the proceeds of such sale to the relevant taxing authority in satisfaction of the tax or withholding obligations.

16.	Sale of Corporation, etc.
If the Board at any time by resolution declares it advisable to do so in connection with a Merger and Acquisition Transaction, the Board has the right to provide for the conversion, exchange, replacement or substitution of any outstanding Options into or for options, rights or other securities of similar value of, or the assumption of outstanding Options by any entity or affiliate participating in or resulting from a Merger and Acquisition Transaction. Any such conversion, exchange, replacement, substitution or assumption shall be on such terms as the Board in good faith may consider fair and appropriate in the circumstances. In addition, and notwithstanding this Section 4.16, the Board has the right to determine, at its sole discretion, that (2) any or all Options shall thereupon terminate; provided that only such outstanding Options that have vested shall remain exercisable until consummation of the Merger and Acquisition Transaction; or (3) Options not exercisable may be exercisable in full.

ARTICLE V: PROCEDURE
1.     Option Commitment

(a)
Upon grant of an Option hereunder to an Optionee, a senior officer of the Corporation designated by the Compensation Committee will deliver to the Optionee a Commitment Form detailing the terms of the Option.

(b)
Upon the occurrence of an event to which Section 4.13(a) or 4.13(b) applies, a senior officer of the Corporation designated by the Compensation Committee may deliver to any Optionee with respect to any Option, a revised Commitment Form identified as such, with respect to Shares as to which the Option has not been exercised, reflecting the application of Section 4.13(a) or 4.13(b), as applicable, by reason of that event.

2.    Manner of Exercise

(a)
Subject to the provisions of the Plan and the provisions of the Commitment Form issued to an Optionee, Options which are exercisable may be exercised by means of a fully completed Exercise Form delivered to the Corporation. The Exercise Form must be accompanied by the payment in full of the Exercise Price for the Shares to be purchased. The Exercise Price must be fully paid in cash, by wire transfer or by certified cheque or bank draft payable to the Corporation or by such other means as might be specified from time to time by the Compensation Committee. No Shares will be issued until full payment therefor has been received by the Corporation. As soon as practicable after receipt of any Exercise Form and full payment, the Corporation will forthwith cause the Transfer Agent and registrar of the Shares to deliver to the Optionee a certificate or certificates or a statement of account, representing in the aggregate the acquired Shares.

Notwithstanding any other provision of the Plan, the Corporation will not be obligated to issue Optioned Shares on the exercise of an Option granted under the Plan until the Corporation has received the deliveries specified in Section 5.2(a).
3.    Use of an Administrative Agent and Trustee
The Compensation Committee may in its sole discretion appoint from time to time one or more entities to act as administrative agent to administer the Options granted under the Plan and to act as trustee to hold and administer the assets that may be held in respect of Options granted under the Plan, the whole in accordance with the terms and conditions determined by the Compensation Committee in its sole discretion. In such case, the Corporation and the administrative agent will maintain records showing the number of Options granted to each Optionee under the Plan.
ARTICLE VI: GENERAL

1.    Optionee has no Rights as a shareholder
An Optionee has no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including, without limitation, any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares purchased by and fully paid for and issued to the Optionee on exercise of the Option.
2.    Accounts and Statements
The Corporation will maintain, or cause to be maintained, records indicating the number of Options granted to each Optionee and the number of Optioned Shares issued under the Plan.
3.    Employment and Services
Nothing contained in the Plan will confer upon any Optionee (or his Consulting Company) any right with respect to employment, term of office or consulting with the Corporation or an Affiliate, or interfere in any way with the right of the Corporation to terminate the Optionee's employment, term of office or consulting arrangements (or those of his Consulting Company) at any time. If an Optionee's employment, term of office or consulting arrangements (or those of his Consulting Company) with the Corporation or an Affiliate is terminated for any reason, no value will be ascribed to any unvested Options for the purposes of any severance entitlement. Participation in the Plan by an Optionee will be voluntary.
4.    Notice
Each notice, demand or communication required or permitted to be given under the Plan (each, a “Notice”) will be in writing and shall be given by personal delivery or by registered mail, postage prepaid, if to the Corporation, at the Corporation's address set out in the Commitment Form, to the attention of the Corporate Secretary, or at such other address as the Corporation may advise an Optionee of, in writing, as being the address for delivery of a Notice to the Corporation, and if to an Optionee, at the most recent residential address for the Optionee shown in the records of the Corporation. All such Notices given as aforesaid shall be deemed to have been received by the recipient when delivered or, if mailed, five days after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received ten days after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery.
5.    Amendment or Termination of Plan

(a)
The Board reserves the right, in its absolute discretion, to amend, suspend or terminate the Plan, or any portion thereof, at any time without obtaining the approval of shareholders of the Corporation, subject to those provisions of applicable law and regulatory requirements (including the rules, regulations and policies of the Exchange), if any, that require the approval of shareholders. Such amendments may include, without limitation:

(i)
minor changes of a “house-keeping nature”, including, without limitation, any amendment for the purpose of curing any ambiguity, error or omission in the Plan, or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;

(ii)
amending Options under the Plan, including with respect to the Exercise Period (provided, however, that the Exercise Period may not exceed ten (10) years from the relevant Effective Date unless permitted under Section 4.4(b)), vesting period, exercise method and frequency, exercise price and method of determining the Exercise Price, assignability and the effect of termination of an Optionee's employment or consulting arrangements (or, if applicable, those of its Consulting Company if the Optionee is an individual), or cessation of an Optionee's directorship, as applicable; provided that such amendment does not adversely alter or impair any Option previously granted to an Optionee without the consent of such Optionee;

(iii)
advancing the date on which any Option may be exercised or extending the Expiry Date of any Option (provided, however, that the Exercise Period may not exceed ten (10) years from the relevant Effective Date unless permitted under Section 4.4(b));

(iv)	adding or changing the terms and conditions of any financial assistance which may be provided by the Corporation to Optionees to facilitate the purchase of Shares under the Plan;

(v)	amendments necessary to comply with the provisions of applicable law or the applicable rules of the Exchange, including with respect to the treatment of Options granted under the Plan;

(vi)	amendments respecting the administration of the Plan;

(vii)	amendments necessary to suspend or terminate the Plan;

(viii)	a change relating to the eligibility of any Optionee or Eligible Person in the Plan; and

(ix)	any other amendment, fundamental or otherwise, not requiring shareholder approval under applicable laws or the applicable rules of the Exchange.

(b)
Notwithstanding the foregoing, the Corporation will be required to obtain the approval of the shareholders of the Corporation, and where required by the Exchange, approval of the disinterested shareholders of the Corporation, for any amendment related to:

(x)	amending the provisions relating to the transferability of an Option, other than for transfers by will or the law of succession or to corporations controlled by the individual or family trusts;

(xi)	reducing the Exercise Price of an Option held by an Insider;

(xii)	extending the term of an Option held by an Insider;

(xiii)	amending to remove or exceed the limits on participation in the Plan under Section 3.3(b);

(xiv)	increasing the maximum number of Shares which may be issued under the Plan; and

(xv)	granting additional powers to the Board to amend the Plan without shareholder approval.

(c)	Any amendment to any provision of the Plan will be subject to any required regulatory or governmental approvals.

(d)
The Board may terminate the Plan at any time in its absolute discretion. If the Plan is so terminated, no further Options shall be granted, but the Options then outstanding shall continue in full force and effect in accordance with the provisions of the Plan.

6.    Governing Law
The Plan will be governed and construed in accordance with the laws of the Province of Ontario.
7.     Effective Date
The Plan shall be effective on January 3, 2011.
8.    Subject to Approval

(e)
To the extent a provision of the Plan requires regulatory approval which is not received, such provision shall be severed from the remainder of the Plan until the approval is received and the remainder of the Plan shall remain in full force and effect.

(f)	The Plan must be approved periodically pursuant to the requirements of the Exchange.

SCHEDULE “A”
COMMITMENT FORM
All capitalized terms used herein and not otherwise defined have the same meaning as in the Atlas Financial Holdings, Inc. (the “Corporation”) Stock Option Plan, as amended from time to time (the “Plan”).
Notice is hereby given and the Corporation confirms that:

(a)	on this _____ day of ______________ (the “Grant Date”);

(b)	________________________________ (the “Optionee”);

(c)	was granted options (the “Options”) to purchase _______________________ Shares (the “Option Shares”) of the Corporation;

(d)	for the price (the “Exercise Price”) of $_________ per Option Share;

(e)	which will become exercisable up to, but not after _________________, ________ (the “Expiry Date”), as follows;

(i)	up to ___________________ Option Shares after ______________;

(ii)	up to ___________________ Option Shares after ______________;

(iii)	up to ___________________ Option Shares after ______________; and

(iv)	up to ___________________ Option Shares after ______________;
all on terms and subject to the conditions set out in the Plan, and such terms and conditions are incorporated herein.
The Options may be exercised by the Optionee by the delivery of a duly completed and executed Notice of Exercise in the form attached to the Plan as Schedule “B”, together with payment in full of the purchase price of the Option Shares purchased pursuant to the exercise of the Options, to the Corporate Secretary of the Corporation at the registered address of the Corporation.
The exercise of the Options is subject to the acceptance by the Corporation of these items.
DATED this ______ day of __________, ________.

Atlas Financial Holdings, Inc.
Per:
Name:
Title:

SCHEDULE “B”
NOTICE OF EXERCISE
The undersigned, ___________________________________________, hereby exercises options to purchase ___________________ Ordinary Shares (collectively, the “Shares”) of Atlas Financial Holdings, Inc. (the “Corporation”) at a purchase price of $ ____________ per Share.
This Notice of Exercise is delivered in respect of the options to purchase Shares that were granted to the undersigned on ___________________ as evidenced by the Commitment Form delivered by the Corporation to the undersigned.
In connection with the foregoing, the undersigned delivers cash totalling, or a certified cheque or bank draft payable to the Corporation in the amount of, $_________________ as full payment for the Shares in respect of which the options are hereby being exercised.
The undersigned acknowledges that delivery of the Shares is subject to the satisfaction of all applicable federal, state, provincial, local and foreign tax obligations, including obligations to make withholdings or deductions in respect of the benefits arising hereunder. The Corporation has the power and right to require the undersigned to remit to the Corporation an amount sufficient to satisfy any applicable tax or withholding obligations required by law. Further, the Corporation may require the undersigned to satisfy, in whole or in part, such tax or withholding obligations by instructing the Corporation to withhold Shares that would otherwise be received by the undersigned, sell such Shares on behalf of the undersigned and remit the proceeds of such sale to the relevant taxing authority in satisfaction of the tax or withholding obligations.
DATED this ____ day of ________________, _______.

_______________________________
Print or Type Name
_______________________________
SIGNATURE

SCHEDULE "C"

ATLAS FINANCIAL HOLDINGS, INC.
2013 EQUITY INCENTIVE PLAN

1.    Establishment, Purpose and Types of Awards

Atlas Financial Holdings, Inc., a Cayman Islands corporation (the “Company”), hereby establishes the Atlas Financial Holdings, Inc. 2013 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best-available personnel.

This Plan is a continuation, and amendment and restatement, of the Atlas Financial Holdings, Inc. Stock Option Plan effective August 20, 2010 (the “Prior Plan”), the provisions of which shall continue to control with respect to any option awards outstanding thereunder to the extent necessary to avoid establishment of a new measurement date for financial accounting purposes and for purposes of complying with any requirements under applicable law including any rules or regulations of any national securities exchange.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock `appreciation rights, restricted or unrestricted stock awards, restricted stock units, performance awards, other stock-based awards, or any combination of the foregoing.

2.    Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a)    “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

(b)    “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

(c)    “Award” means any stock option, stock appreciation right, stock award, restricted stock unit award, performance award, or other stock-based award.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Change in Control” means: (i) the acquisition (other than from the Company) in one or more transactions by any Person, as defined in this Section 2(e), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Company Voting Stock”); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; provided, however, that a Change in Control shall not include any transaction effected exclusively to change the domicile of the Company; and provided, further, that for purposes of any Award or subplan that constitutes a “nonqualified deferred compensation plan,” within the meaning of Code section 409A, the Administrator, in its discretion, may specify a different definition of Change in Control in order to comply with or cause an Award to be exempt from the provisions of Code section 409A. For purposes of this Section 2(e), a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Common Stock in a registered public offering.

(f)    “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g)    “Common Stock” means shares of ordinary shares of the Company, par value of $0.001 per ordinary share.

(h)    “Fair Market Value” means, with respect to a share of the Company's Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, “Fair Market Value” means, as applicable, (i)  the last sale price on the relevant date quoted on the Nasdaq Capital Market; (ii) the closing price quoted on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, or the Nasdaq Global Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator's discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date but the shares are so listed, then Fair Market Value shall be determined as of the last date before the relevant date on which trading of the Common Stock did occur.

(i)    “Grant Agreement” means a written document, including an electronic writing acceptable to the Administrator, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

(j)    “Performance Measures” mean criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions or subsidiaries, or on a Company-wide basis, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies:

(i)    Earnings or Profitability Metrics: including, but not limited to, earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; expense levels or ratios; combined ratio (i.e., incurred loss ratio plus expense ratio divided by earned premium); in each case which may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments, early extinguishment of debt or stock-based compensation expense;

(ii)    Return Metrics: including, but not limited to, return on investment, assets, equity or capital (total or invested);

(iii)    Cash Flow Metrics: including, but not limited to, operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

(iv)    Liquidity Metrics: including, but not limited to, capital raising; debt reduction; extension of maturity dates of outstanding debt; debt leverage (debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios) or access to capital; debt ratings; total or net debt; other similar measures approved by the Administrator;

(v)    Stock Price and Equity Metrics: including, but not limited to, return on stockholders' equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); price-to-earnings ratio; and

(vi)    Strategic and Operating Metrics: including, but not limited to, geographic footprint; revenue (gross, operating or net); new business or customer wins; market share; market penetration; growth in assets; key hires; management of employment practices and employee benefits; effective income tax rates; business expansion; acquisitions, divestitures, collaborations, licensing or joint ventures; financing; resolution of significant litigation; and legal compliance or risk reduction.

3.    Administration

(a)    Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time. To the extent allowed by applicable state law, the Board by resolution may authorize an officer or officers to grant Awards (other than Stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b)    Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder and no such modification, amendment or substitution that results in repricing the Award, within the meaning of the Nasdaq Marketplace Rule 5635(c) and IM-5635-1, or any successor provision, shall be made without prior stockholder approval); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; provided, however, that no such waiver or acceleration of lapse restrictions shall be made with respect to a performance-based stock award granted to an executive officer of the Company if such waiver or acceleration is inconsistent with Code section 162(m); (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub‑plans, and prescribe, amend and rescind rules and regulations relating to such sub‑plans.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, to establish, amend, rescind and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.

Notwithstanding any provision in the Plan to the contrary, the Administrator shall take any action necessary (or shall refrain from taking any action) to comply with the rules and regulations of any applicable stock exchange on which the Common Stock is then then listed for trading.

(c)    Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards, and the Grant Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d)    Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e)    Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f)    Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.    Shares Available for the Plan; Maximum Awards

Subject to adjustments as provided in Section 7(d) of the Plan, upon the effective date of the Plan, the total number of shares of Common Stock reserved and available for grant and issuance pursuant to this Plan at any given point in time shall equal (i) ten percent (10%) of the number of shares of Common Stock issued and outstanding (as that number is determined by the Company to calculate fully diluted earnings per share) at that time, reduced by (ii) the number of shares of Common Stock then subject to any outstanding Award under the Plan (including under the Prior Plan); provided, however, that no more than an aggregate of 800,000 shares of Common Stock may be issued under the Plan pursuant to incentive stock options intended to qualify under Code section 422. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Common Stock, or as treasury Common Stock, at least the number of shares of Common Stock required to fulfill the Company's obligations under such Awards, or otherwise assure itself of its ability to perform its obligations thereunder.

The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Award shall not be considered outstanding for purposes of this Section 4.

Subject to adjustments as provided in Section 7(d) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to 400,000 shares.

5.    Participation

Participation in the Plan shall be open to all employees, officers, directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

6.    Awards

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

(a)    Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Code section 422. Options must have an exercise price at least equal to Fair Market Value as of the date of grant and may not have a term in excess of ten years' duration. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b)    Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the lower of the Fair Market Value on the grant date or the exercise price of any tandem stock option Award to which the SAR is related. No SAR shall have a term longer than ten years' duration. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c)     Stock Awards.

(i)    The Administrator may from time to time grant stock awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock award may be denominated in Common Stock or other securities, stock-equivalent units or restricted stock units, securities or debentures convertible into Common Stock, or any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

(ii)    The Administrator may grant stock awards in a manner constituting “qualified performance-based compensation” within the meaning of Code section 162(m). The grant of, or lapse of restrictions with respect to, such performance-based stock awards shall be based upon one or more Performance Measures and objective performance targets to be attained relative to those Performance Measures, all as determined by the Administrator. Performance targets may include minimum, maximum, intermediate and target levels of performance, with the size of the performance-based stock award or the lapse of restrictions with respect thereto based on the level attained. A performance target may be stated as an absolute value or as a value determined relative to prior performance, one or more indices, budget, one or more peer group companies, any other standard selected by the Administrator, or any combination thereof. The Administrator shall be authorized to make adjustments in the method of calculating attainment of Performance Measures and performance targets in recognition of: (A) extraordinary or non-recurring items; (B) changes in tax laws; (C) changes in generally accepted accounting principles or changes in accounting policies; (D) charges related to restructured or discontinued operations; (E) restatement of prior period financial results; and (F) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements; provided that the Administrator's decision as to whether such adjustments will be made with respect to any Covered Employee, within the meaning of Code section 162(m), is determined when the performance targets are established for the applicable performance period. Notwithstanding the foregoing, the Administrator may, at its sole discretion, modify the performance results upon which Awards are based under the Plan to offset any unintended results arising from events not anticipated when the Performance Measures and performance targets were established; provided, that such modifications may be made with respect to an Award granted to any Covered Employee, within the meaning of Code section 162(m), only to the extent permitted by Code section 162(m) if the Award was intended to constitute “qualified performance-based compensation” within the meaning of Code section 162(m). Notwithstanding anything in the Plan to the contrary, the Administrator is not authorized to waive or accelerate the lapse of restrictions on a performance-based stock award granted to any Covered Employee, within the meaning of Code section 162(m) except upon death, disability or a change of ownership or control of the Company. In the event that a Change in Control occurs after a performance-based stock award has been granted but before completion of the applicable performance period, a pro rata portion of such Award shall become payable (or a pro rata portion of the lapse restrictions shall lapse, as applicable) as of the date of the Change in Control to the extent otherwise earned on the basis of achievement of the pro rata portion of the Performance Measures and performance targets relating to the portion of the performance period completed as of the date of the Change in Control.

7.    Miscellaneous

(a)    Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(b)    Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(c)    Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

(d)    Adjustments for Corporate Transactions and Other Events.

(i)
Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii)
Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards, as the Administrator determines to be appropriate and equitable.

(iii)
Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and other Awards that are payable in or convertible into Common Stock under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of, the surviving or successor entity or a parent thereof. In the event of such termination, (A) the outstanding stock options and other Awards that will terminate upon the effective time of the Change in Control shall become fully exercisable immediately before the effective time of the Change in Control, and (B)  the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control.

(iv)
Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be made in contravention of Code section 409A with respect to any Award that constitutes a deferred compensation arrangement within the meaning of Code section 409A.
(e)    Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(f)    Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(g)    Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual's interests under the Plan.

(h)    Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of the national exchange on which the shares are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. The Company shall have no obligation to effect any registration or qualification of the Common Stock under Federal, state or foreign laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or foreign securities laws.

(i)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(j)    Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Illinois without regard to its conflict of laws principles.

(k)    409A Savings Clause. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Code section 409A. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Code section 409A to the extent necessary to avoid the imposition of additional taxes under Code section 409A(a)(1)(B). Should any provision of the Plan, any Award Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Code section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Administrator, and without the consent of the holder of the Award, in such manner as the

Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Code section 409A. Notwithstanding anything in the Plan to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4) or any successor provision.

(l)    Effective Date; Termination Date. The Plan (as amended and restated) is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

PLAN APPROVAL

Date Approved by the Board:

Date Approved by the Stockholders: